As filed with the Securities and Exchange Commission on June 27, 2025

Securities Act File No. 333-238109

Investment Company Act File No. 811-23568

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 14	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 17*	☒

GABELLI ETFs TRUST

(Exact Name of Registrant as Specified in Charter)

One Corporate Center, Rye, New York 10580-1422

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 1-800-422-3554

John C. Ball

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and Address of Agent for Service)

Copies to:

Peter Goldstein, Esq.	Michael R. Rosella, Esq.
Gabelli ETFs Trust	Paul Hastings LLP
One Corporate Center	200 Park Avenue
Rye, New York 10580-1422	New York, New York 10166

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b); or
☐	on ________ pursuant to paragraph (b); or
☐	60 days after filing pursuant to paragraph (a)(1); or
☐	on ________ pursuant to paragraph (a)(1); or
☒	75 days after filing pursuant to paragraph (a)(2); or
☐	on ________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

*	Certain previously filed amendments under the Investment Company Act of 1940, as amended (the “1940 Act”), contained incorrect amendment numbers when the amendments to the Registration Statement were filed. The amendment numbering for this filing has been corrected to reflect the amendment number under the 1940 Act that would apply had each prior, distinct amendment to the Registration Statement properly reflected the correct sequential number of said amendment.

The Information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Prospectus Dated June 27, 2025
Subject to Completion

Gabelli ETFs Trust

Gabelli Asset ETF
(the “Fund”)
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
(800-422-3554)
fax: 914-921-5118
website: www.gabelli.com
email: info@gabelli.com

Questions? Call 800-GABELLI or your investment representative.

Gabelli ETFs Trust

(the “Trust”)

Fund	Ticker Symbol
Gabelli Asset ETF	GBAS
Listing Exchange: NYSE Arca

PROSPECTUS DATED

[●], 2025

The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Gabelli Asset ETF

(the “Asset Fund” or the “Fund”)

Investment Objectives

The Fund primarily seeks to provide growth of capital. The Fund’s secondary goal is to provide current income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The investment advisory agreement between Gabelli ETFs Trust (the “Trust”) and Gabelli Funds, LLC (the “Adviser”) provides that the Adviser will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses, and any extraordinary expenses.

Shareholder Fees
(fees paid directly from your investment):	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%
Other Expenses(1)	–%
Total Annual Fund Operating Expenses	1.00%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$318	$552	$1,225

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual Fund operating expenses or in the example, affect the Fund’s performance. As the Fund has not yet commenced operations, there is no portfolio turnover information to provide at this time.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that will primarily invest in common stocks and preferred stocks. In making stock selections, the Fund strives to earn a 10% real rate of return. The Fund may also invest in foreign securities. The Fund focuses on companies which appear underpriced relative to their private market value (“PMV”). PMV is the value the Adviser believes informed investors would be willing to pay for a company.

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Under normal market conditions, the Fund invests at least 80% of its assets in stocks that are listed on a recognized securities exchange or similar market. The portfolio managers will invest in companies that, in the public market, are selling at a significant discount to the portfolio managers’ assessment of their PMV. The portfolio managers consider factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The portfolio managers also consider changes in economic and political outlooks as well as individual corporate developments. The portfolio managers will sell any Fund investments that lose their perceived value relative to other investments. The Fund may invest up to 25% of its total assets in securities of non-U.S. issuers.

The Fund’s assets will be invested primarily in a broad range of readily marketable equity securities consisting of common stock and preferred stock. Many of the common stocks the Fund will buy will not pay dividends; instead, stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, the forecasts for the issuer’s industry, and the value of the issuer’s assets. Holders of equity securities only have rights to value in the company after all issuer debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. The Fund may also buy warrants which are rights to purchase securities at a specified time at a specified price.

Principal Risks

You may want to invest in the Fund if:

●	you are a long-term investor

●	you seek growth of capital

●	you believe that the market will favor value over growth stocks over the long term

●	you wish to include a value strategy as a portion of your overall investments

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them; you may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Foreign securities are subject to currency, information, and political risks. The Fund is subject to the risk that the portfolio securities’ PMVs may never be realized by the market, or that the portfolio securities’ prices decline. The Fund is also subject to the risk that the portfolio managers’ assessment of the values of the securities the Fund holds may be incorrect, which may result in a decline in the value of Fund shares.

Investing in the Fund involves the following risks:

●	Equity Risk. Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances.

●	Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any security for which trading has been halted for an extended period of time will be disclosed on the Fund’s website, www.gabelli.com.

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●	Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. “Authorized Participants” are broker-dealers that are permitted to create and redeem shares directly with the Fund and who have entered into agreements with the Fund’s distributor. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to process creation and/or redemption orders with respect to the Fund and no other Authorized Participant steps forward to create or redeem, Fund shares may trade at a premium or discount to the Fund’s net asset value (“NAV”) and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs, generally. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes. Additionally, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s shares could, in turn, lead to wider bid-ask spreads and differences between the market price of the Fund’s shares and the underlying value of those shares.

●	New Fund Risk. The Fund is a new ETF with no operating history and may have higher expenses. There can be no assurance that the Fund will grow to or maintain an economically viable size. The Fund could cease operations, and investors may be required to liquidate or transfer their assets at a loss.

●	Market Trading Risk. Individual Fund shares may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer, and may not be directly purchased or redeemed from the Fund. There can be no guarantee that an active trading market for shares will develop or be maintained, or that their listing will continue unchanged. Buying and selling shares may require you to pay brokerage commissions and expose you to other trading costs. Due to brokerage commissions and other transaction costs that may apply, frequent trading may detract from realized investment returns. Trading prices of shares may be above, at, or below the Fund’s NAV, will fluctuate in relation to NAV based on supply and demand in the market for shares and other factors, and may vary significantly from NAV during periods of market volatility. The return on your investment will be reduced if you sell shares at a greater discount or narrower premium to NAV than when you acquired shares.

●	Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation may result in losses to Fund shareholders.

●	Foreign Securities Risk. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which United States and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.

●	Emerging Markets Risk. The above listed foreign securities risks are more pronounced in the securities of companies located in emerging markets.

●

Interest Rate Risk. Investments in dividend and interest paying securities involve interest rate risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make dividend, interest and principal payments when due. The Fund may be subject to heightened interest rate risk as a result of changes in economic conditions, inflation and government monetary policy, such as changes in the federal funds rate. There is no way of predicting the frequency or quantum of potential interest rate changes.

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●	Issuer Risk. The value of a security may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

●	Management Risk. If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

●	Market Risk. Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolios may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. For example, the U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The current political climate, including political and diplomatic events within the U.S. and abroad, may adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East have caused and may continue to cause significant market disruptions. As a result, there is significant uncertainty around how these conflicts will evolve, which may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets.

●	Value Investing Risk. The Fund invests in “value” stocks. The portfolio managers may be wrong in the assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time “value” investing falls out of favor with investors. During those periods, the Fund’s relative performance may suffer.

●	Geopolitical Risk. Occurrence of global events such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. For example, the U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, and some foreign governments have instituted retaliatory tariffs on certain U.S. goods. These and any further actions that may be taken by the U.S. and foreign governments with respect to trade policy may impair the value of your investment in the Fund.

●	Warrants and Rights Risk. The Fund may invest in warrants and rights (other than those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a riskier investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the Fund whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof.

●	Large Shareholder Risk. Certain shareholders, including the Adviser and its affiliates, may own a substantial amount of the Fund’s shares. The disposition of shares by large shareholders, resulting in redemptions through or by Authorized Participants, could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca (as defined below) and may, therefore, have a material upward or downward effect on the market price of the Fund’s shares.

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The form of a large shareholder’s contribution and any redemption activity in the Fund can adversely affect the tax efficiency of the Fund.

●	Absence of an Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. Because this is a novel and unique structure, this could influence the number of entities willing to act as Authorized Participants. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in Fund shares. The absence of an active market for the Fund’s shares may contribute to the Fund’s shares trading at a premium or discount to NAV. If a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV or sells Fund shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

●	Trading Issues Risk. Trading in Fund shares on NYSE Arca, Inc. (“NYSE Arca”) may be halted in certain circumstances. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met.

Performance

The Fund has not yet commenced operations and, therefore, performance information is not yet available. Performance information will be available after the Fund has been in operation for one calendar year.

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Managers. Mr. Mario J. Gabelli, CFA, Chief Investment Officer of the Adviser, has served as portfolio manager of the Fund since inception. Mr. Kevin V. Dreyer, Managing Director and Co-Chief Investment Officer of the Value Team of GAMCO Investors, Inc. and a portfolio manager of the Adviser, has served as a portfolio manager of the Fund since inception. Mr. Christopher Marangi, Managing Director and Co-Chief Investment Officer of the Value Team of GAMCO Investors, Inc. and a portfolio manager of the Adviser, has served as a portfolio manager of the Fund since inception. Mr. Jeffrey J. Jonas, CFA, a portfolio manager of the Adviser, has served as a portfolio manager of the Fund since inception. Mr. Brian C. Sponheimer, Senior Vice President of GAMCO Investors, Inc. and a portfolio manager of the Adviser, has served as a portfolio manager of the Fund since inception. Ms. Sarah Donnelly, Mr. Alec Boccanfuso, Mr. Hendi Susanto, Mr. Simon Wong, and Ms. Melody Bryant, portfolio managers of the Adviser, have served as portfolio managers of the Fund since inception. Mr. Ashish Sinha, portfolio manager of the Adviser and Assistant Vice President of GAMCO Asset Management (UK) Limited (“GAMCO UK”), has served as a portfolio manager to the Fund since inception.

Other Information

Purchase and Sale of Fund Shares

The Fund is an actively managed exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the Fund are listed on a national securities exchange, and individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day, rather than at NAV. Shares of the Fund may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). The Fund will only issue or redeem shares that have been aggregated into blocks of 5,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.

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Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long-term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES, AND RELATED RISKS

The Fund’s primary investment objective is to seek to provide growth of capital, and investments will be made based on the Adviser’s perception of their potential for capital appreciation. Current income, to the extent it may affect potential growth of capital, is a secondary objective. The investment objectives of the Fund may not be changed without shareholder approval.

Under normal market conditions, the Fund invests at least 80% of its assets in stocks that are listed on a recognized securities exchange or similar market. The portfolio managers will invest in companies that, in the public market, are selling at a significant discount to the portfolio managers’ assessment of their PMV. The Adviser considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The portfolio managers also consider changes in economic and political outlooks as well as individual corporate developments. The portfolio managers will sell any Fund investments that lose their perceived value relative to other investments.

The Fund’s assets will be invested primarily in a broad range of readily marketable equity securities consisting of common stock, preferred stock, and, to a lesser extent, securities which may be converted at a later time into common stock. Many of the common stocks the Fund will buy will not pay dividends; instead, stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, the forecasts for the issuer’s industry, and the value of the issuer’s assets. Holders of equity securities only have rights to value in the company after all issuer debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. The Fund may also buy warrants which are rights to purchase securities at a specified time at a specified price.

The Fund may also use the following investment techniques:

●	Foreign Securities. The Fund may invest up to 25% of its total assets in securities of non-U.S. issuers.

●	Defensive Investments. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include high grade debt securities, obligations of the U.S. government and its agencies and instrumentalities, or high quality short-term money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment goal of capital growth.

The Fund may also engage in other investment practices in order to achieve its investment objectives. These are discussed in the Statement of Additional Information (“SAI”), which may be obtained by calling 800-GABELLI (800-422- 3554), your financial intermediary, or free of charge through the Fund’s website at www.gabelli.com.

Investing in the Fund involves the following risks:

●	Equity Risk. Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances. These fluctuations may cause a security to be worth less than it was worth when it was purchased by the Fund. Because the value of securities, and thus shares of the Fund, could decline, you could lose money.

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●	Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any security for which trading has been halted for an extended period of time will be disclosed on the Fund’s website, www.gabelli.com.

●	Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. “Authorized Participants” are broker-dealers that are permitted to create and redeem shares directly with the Fund and who have entered into agreements with the Fund’s distributor. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to process creation and/or redemption orders with respect to the Fund and no other Authorized Participant steps forward to create or redeem, Fund shares may trade at a premium or discount to the Fund’s net asset value (“NAV”) and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs, generally. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes. Additionally, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s shares could, in turn, lead to wider bid-ask spreads and differences between the market price of the Fund’s shares and the underlying value of those shares.

●	New Fund Risk. The Fund is a new ETF with no operating history and may have higher expenses. There can be no assurance that the Fund will grow to or maintain an economically viable size. The Fund could cease operations, and investors may be required to liquidate or transfer their assets at a loss.

●	Market Trading Risk. Individual Fund shares may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer, and may not be directly purchased or redeemed from the Fund. There can be no guarantee that an active trading market for shares will develop or be maintained, or that their listing will continue unchanged. Buying and selling shares may require you to pay brokerage commissions and expose you to other trading costs. Due to brokerage commissions and other transaction costs that may apply, frequent trading may detract from realized investment returns. Trading prices of shares may be above, at, or below the Fund’s NAV, will fluctuate in relation to NAV based on supply and demand in the market for shares and other factors, and may vary significantly from NAV during periods of market volatility. The return on your investment will be reduced if you sell shares at a greater discount or narrower premium to NAV than you acquired shares.

●	Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders.

●	Foreign Securities Risk. The Fund’s investments outside the United States carry additional risks that include:

●	Access Risk — The risk that some countries may restrict the Fund’s access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Fund.

●	Currency Risk — Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. In addition, the

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Fund’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

●	Emerging Markets Risk — Foreign securities risks are more pronounced in the securities of companies located in emerging markets. Investments in emerging markets may experience sharp price swings, as there may be less government supervision and regulation of business in such markets, and may entail risks relating to political and economic instability and expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, lack of hedging instruments, and restrictions on repatriation of capital invested. Securities markets in emerging markets may be less liquid and developed than those in the United States, potentially making prices erratic. Economic or political crises may detrimentally affect investments in emerging markets. Emerging market countries may experience substantial rates of inflation or deflation. The economies of developing countries tend to be dependent upon international trade. There may be little financial information available about emerging market issuers, and it may be difficult to obtain or enforce a judgment against them. Other risks include a high concentration of investors, financial intermediaries, and market capitalization and trading volume in a small number of issuers and industries; vulnerability to changes in commodity prices due to overdependence on exports, including gold and natural resources, overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices. For all of these reasons, investments in emerging markets may be considered speculative.

●	Eurozone Investment Risks — A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties, increasing the risk of investing in the European markets. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences.

In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from the Fund’s performance to the extent the Fund is exposed to such interest rates.

On January 31, 2020, the United Kingdom officially withdrew from the EU, commonly referred to as “Brexit”. Following a transition period, the United Kingdom and the EU signed a Trade and Cooperation Agreement (“UK/EU Trade Agreement”), which came into full force on May 1, 2021 and set out the foundation of the economic and legal framework for trade between the United Kingdom and the EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade Agreement may result in uncertainty in its application and periods of volatility in both the United Kingdom and wider European markets. One or more other countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy, and would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

Among other things, these developments adversely affected the value and exchange rate of the Euro and Pound Sterling, and any similar developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries. To the extent that the Fund has exposure to European markets or to transactions tied to the value of the Euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may

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continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

●	Globalization Risks — The growing inter-relationship of global economies and financial markets has increased the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, events or developments that interrupt the global supply chain, such as pandemic risks relating to the spread of infectious diseases, the adoption or prolongation of protectionist trade policies by one or more countries, war, changes in economic or monetary policy in the US or abroad, or a slowdown in the US economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging countries.

●	Information Risk — Key information about an issuer, security, or market may be inaccurate or unavailable.

●	Liquidity Risk — Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.

●	Political Risk — Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the Fund’s ability to bring its capital or income back to the United States. Other political risks include economic policy changes, social and political instability, military action, and war. In particular, the consequences of international conflict, including international sanctions, the potential impact on inflation and increased disruption to supply chains may impact our portfolio companies, result in an economic downturn or recession either globally or locally in the U.S. or other economies, reduce business activity, spawn additional conflicts (whether in the form of traditional military action, reignited “cold” wars or in the form of virtual warfare such as cyberattacks) with similar and perhaps wider ranging impacts and consequences and have an adverse impact on the Fund’s returns and net asset value (“NAV”).

●	Interest Rate Risk. Investments in dividend and interest paying securities involve interest rate risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make dividend, interest and principal payments when due. The Fund may be subject to heightened interest rate risk as a result of changes in economic conditions, inflation and government monetary policy, such as changes in the federal funds rate. There is no way of predicting the frequency or quantum of potential interest rate changes.

●	Issuer Risk. The value of a security may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

●	Management Risk. If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline. In addition, the portfolio managers’ strategy may produce returns that are different from other funds that invest in similar securities.

●	Market Risk. Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolios may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. For example, the U.S. and other countries are periodically involved in disputes over trade

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and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The current political climate, including political and diplomatic events within the U.S. and abroad, may adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East have caused and may continue to cause significant market disruptions. As a result, there is significant uncertainty around how these conflicts will evolve, which may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets.

●	Value Investing Risk. The Fund invests in “value” stocks. The portfolio managers may be wrong in the assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time “value” investing falls out of favor with investors. During those periods, the Fund’s relative performance may suffer.

●	Geopolitical Risk. Occurrence of global events such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. For example, the U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, and some foreign governments have instituted retaliatory tariffs on certain U.S. goods. These and any further actions that may be taken by the U.S. and foreign governments with respect to trade policy may impair the value of your investment in the Fund.

●	Warrants and Rights Risk. The Fund may invest in warrants and rights (other than those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a riskier investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the Fund whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof.

●	Large Shareholder Risk. Certain shareholders, including the Adviser and its affiliates, may own a substantial amount of the Fund’s shares. The disposition of shares by large shareholders, resulting in redemptions through or by Authorized Participants, could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca (as defined below) and may, therefore, have a material upward or downward effect on the market price of the Fund’s shares. The form of a large shareholder’s contribution and any redemption activity in the Fund can adversely affect the tax efficiency of the Fund.

●	Absence of an Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in the Fund’s shares. The absence of an active market for the Fund’s shares may contribute to the Fund’s shares trading at a premium or discount to NAV. If a shareholder purchases the Fund’s shares at a time when the market price is at a premium to the NAV or sells the Fund’s shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

●	Trading Issues Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase

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and redemption orders. Secondary market trading in the Fund’s shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in the Fund’s shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.

Portfolio Holdings. On each business day, before the opening of regular trading on the Listing Exchange, the Fund will disclose on www.gabelli.com/funds/etfs (click on the name of the Fund) information about the Fund’s portfolio holdings, including the identities and quantities of such portfolio holdings, that will form the basis for the Fund’s calculation of its NAV per share at the end of the business day. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI, which may be obtained by calling 800-GABELLI (800-422-3554), your financial intermediary, or free of charge through the Fund’s website at www.gabelli.com.

MANAGEMENT OF THE FUND

The Adviser. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund’s investment program and manages the operations of the Fund under the general supervision of the Fund’s Board of Trustees (the “Board”). The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds (“Gabelli Fund Complex” or “Fund Complex”). The Adviser is a New York limited liability company organized in 1999 and a wholly owned subsidiary of GAMCO Investors, Inc. (“GAMI”), a publicly held company listed on the OTCQX.

As compensation for its services and the related expenses borne by the Adviser, the Fund is contractually obligated to pay the Adviser an advisory fee computed daily and payable monthly equal to 1.00% of the value of the Fund’s average daily net assets. The investment advisory agreement between Gabelli ETFs Trust (the “Trust”) and Gabelli Funds, LLC (the “Adviser”) provides that the Adviser will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses, and any extraordinary expenses. A discussion regarding the basis for the Board’s approval of the investment advisory agreement for the Fund will be provided in the Fund’s next report on Form N-CSR.

The Portfolio Managers.

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day to day management of the Fund. Mr. Gabelli is Chairman and Co-Chief Executive Officer of GAMI and Executive Chairman of Associated Capital Group, Inc.; Chief Investment Officer — Value Portfolios of GAMI, Gabelli Funds, LLC, and GAMCO Asset Management, Inc. (“GAMCO”), another wholly owned subsidiary of GAMI; Chief Executive Officer and Chief Investment Officer of GGCP; and a director or officer of other companies affiliated with GAMI. Mr. Gabelli serves as portfolio manager for and is a director of several funds in the Gabelli Fund Complex. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation.

Mr. Kevin V. Dreyer, a Managing Director of GAMI and Co-Chief Investment Officer of GAMI’s Value Team, manages a portion of the Fund’s assets. He joined GAMI in 2005 as a research analyst. Mr. Dreyer currently serves as a portfolio manager for the Adviser managing several funds within the Gabelli Fund Complex and GAMCO on its institutional and high net worth separate accounts team.

Mr. Christopher J. Marangi, a Managing Director of GAMI and Co-Chief Investment Officer of GAMI’s Value Team, manages a portion of the Fund’s assets. He joined GAMI in 2003 as a research analyst. He currently serves as a portfolio manager for the Adviser managing several funds within the Gabelli Fund Complex and GAMCO on its institutional and high net worth separate accounts team.

Mr. Jeffrey J. Jonas, CFA, manages a portion of the Fund’s assets. He joined Gabelli in 2003 as a research analyst and has focused on companies in the cardiovascular, healthcare services, and pharmacy benefits management sectors, among others. He currently serves as a portfolio manager for the Adviser managing several funds within the Gabelli Fund Complex and GAMCO on its institutional and high net worth separate accounts team. In addition, he serves as portfolio manager for Gabelli and Company Investment Advisers, Inc. and its Medical Opportunities Fund, a healthcare focused partnership.

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Mr. Brian C. Sponheimer, a Senior Vice President of GAMI, serves as an associate portfolio manager of the Fund. Mr. Sponheimer joined Gabelli in 2008 as a research analyst covering automotive and trucking companies. Currently he is a Senior Vice President of GAMI, a portfolio manager of Gabelli Funds, LLC, and a lead analyst on the firm’s Industrial Research team.

Ms. Sarah Donnelly is a portfolio manager of the Fund. Ms. Donnelly serves as a portfolio manager for Gabelli Funds, LLC. She is also a Senior Vice President of Associated Capital Group, Inc., serving as the Health & Wellness research platform leader and research analyst covering food, household, and personal care products. Ms. Donnelly joined GAMI in 1999 as a junior research analyst working with the consumer staples and media analysts. She received a B.S. in Business Administration with a concentration in Finance from Fordham University and currently serves on the advisory board of the Gabelli Center for Global Security Analysis at Fordham University.

Ms. Melody Bryant is a portfolio manager of the Fund. She joined GAMI in September 2018. She has almost thirty years of experience as a portfolio manager. Most recently, Ms. Bryant was a managing director and chief investment officer for Trevor, Stewart, Burton & Jacobsen Inc., a New York based registered investment adviser. She has held senior and portfolio management positions at Neuberger Berman, LLC, John A. Levin & Co., and Kempner Asset Management.

Mr. Hendi Susanto manages a portion of the Fund’s assets. He joined Gabelli in 2007 as a research analyst and has covered the technology sector with a focus on semiconductors, electronics, equipment, cybersecurity, IT infrastructure and software. He currently serves as a research analyst and portfolio manager for the Adviser managing funds within the Gabelli Fund Complex.

Mr. Alec Boccanfuso manages a portion of the Fund’s assets. He joined Gabelli in 2018 as an analyst covering communications services and technology with a focus on interactive entertainment and outdoor leisure products. Mr. Boccanfuso graduated with honors from New York University with a BS in finance, and holds an MBA from Columbia Business School. He currently serves as a research analyst and portfolio manager for the Adviser managing funds within the Gabelli Fund Complex.

Mr. Simon Wong manages a portion of the Fund’s assets. He began his investment career at G.research (formerly Gabelli & Company) in 1997 as a specialty chemical analyst and subsequently became a generalist at Olstein Funds (now Olstein Capital Management), Lucid Asset Management, and Boyar Asset Management. Mr. Wong graduated from UCLA with a B.A. in Economics and received an M.B.A. in Finance from Columbia Business School. He currently serves as a research analyst and portfolio manager for the Adviser managing funds within the Gabelli Fund Complex.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by them, and their ownership of securities in the Fund.

INDEX DESCRIPTION

The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The index figures do not reflect any deductions for fees, expenses, or taxes. You cannot invest directly in the S&P 500 Index.

PURCHASE AND SALE OF SHARES

Trading in the Secondary Market. Shares of the Fund are listed and available for trading on the Listing Exchange during its core trading session (generally 9:30 am until 4:00 pm Eastern time). Shares may also be bought and sold on other national securities exchanges and alternative trading systems that have obtained appropriate licenses, adopted applicable rules, and developed systems to support trading in the Fund’s shares. There can be no guarantee that an active trading market will develop or be maintained, or that the Fund’s listings will continue or remain unchanged. The Fund does not impose any minimum investment for shares of the Fund purchased in the secondary market.

The Fund’s shares may be purchased and sold in the secondary market only through a broker-dealer. When buying or selling shares, you may incur trading commissions or other charges determined by your broker-dealer. Due to applicable brokerage charges and other trading costs, frequent trading may detract from realized investment returns. Frequent trading may also result in adverse tax consequences. Trading commissions are frequently a fixed dollar amount, and therefore may be proportionately more costly when buying or selling small amounts of shares.

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The Fund is an actively managed exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the Fund are listed on the Listing Exchange, which is a national securities exchange. Most investors will buy and sell shares of the Fund through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks or multiples thereof to Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.

Shares of the Fund are not sponsored, endorsed, or promoted by any Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of the shares of the Fund.

The Listing Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Listing Exchange has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing, or trading of the shares of the Fund. Without limiting any of the foregoing, in no event shall the Listing Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser, the distributor and the Fund make no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PRICING OF FUND SHARES

The NAV is calculated on each business day that the New York Stock Exchange (the “NYSE”) is open. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund’s NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. The NAV of the Fund is computed by dividing the value of the Fund’s net assets, i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued by the total number of shares outstanding at the time the determination is made.

Equity securities listed or traded on a national securities exchange or traded in the U.S. over-the-counter market where trades are reported contemporaneously and for which market quotations are readily available are valued at the last quoted sale or a market’s official closing price at the close of the exchange’s or other market’s regular trading hours, as of or prior to the time and day as of which such value is being determined. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market as determined by the Adviser. If there has been no sale on the day the valuation is made, the securities are valued at the mean of the closing bid and ask prices on the principal market for such security on such day. If no ask prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such security on such day. If no bid or ask prices are quoted on such day, the Fund’s accounting agent will notify the Adviser and the security will be valued based on written or standing instructions from the Adviser.

Initial public offering securities are initially valued at cost. Upon commencement of trading, these securities are valued like any other equity security.

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Occasionally, reliable market quotations are not readily available (such as for certain restricted or unlisted securities and private placements) or securities and other assets may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities), or there may be events affecting the value of foreign securities or other securities held by the Fund that occur when regular trading or foreign or other exchanges are closed, but before trading on the NYSE is closed. Securities and other assets for which market quotations are not readily available are fair valued as determined by the Adviser, as the “valuation designee,” as such term is defined in Rule 2a-5(e)(4) under the 1940 Act, pursuant to Fair Value Procedures adopted pursuant to Rule 2a-5 under the 1940 Act. The Board oversees the Adviser in its role as the Valuation Designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipt securities at the close of the relevant U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.

NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The market price of the Fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s market price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The market price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and market price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

Because shares of the Fund may trade at a premium or discount, shareholders may pay more than NAV when they buy shares of the Fund and receive less than NAV when they sell those shares, because the shares are bought and sold at current market prices.

Information regarding how often the shares of the Fund traded on the applicable exchange at a price above (at a premium) or below (at a discount) the NAV of the Fund for the most recently completed calendar year, and the most recently completed calendar quarters since that year, can be found at www.gabelli.com/funds/etfs.

DIVIDENDS AND DISTRIBUTIONS

Brokers may make available the Depository Trust Company book-entry dividend reinvestment service to their customers who own the Fund’s shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Fund purchased on the secondary market, at the then current market price. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAX INFORMATION

The Fund expects that distributions will consist primarily of investment company taxable income and net capital gains. Capital gains may be taxed at different rates for individuals depending on the length of time the Fund holds the securities giving rise to such capital gains. Dividends from investment company taxable income (including distributions of net short-term capital gains, i.e., gains from securities held by the Fund for one year or less) are generally taxable to you as ordinary income if you are a U.S. shareholder, except certain qualified dividends that are discussed below. Properly designated

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distributions of net capital gain, i.e., net long-term capital gains minus net short-term capital loss (“Capital Gain Dividends”), are taxable to you at long-term capital gain rates no matter how long you have owned your shares. The Fund’s distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal and, if applicable, state and local taxes. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding periods and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the Fund. Qualified dividend income generally consists of dividends received from U.S. corporations (other than certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. The amount of qualified dividend income distributed by the Fund in any year depends on its investments and cannot be predicted. Corporations may be able to take a dividends-received deduction for a portion of the income dividends they receive. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of Fund shares, and any gain you realize on such a transaction generally will be taxable. The Fund may be required to withhold, as federal backup withholding, a percentage (currently 24%) of the dividends, distributions, and redemption proceeds payable to shareholders who fail to provide the Fund they have invested in with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Also, dividends, distributions, and redemption proceeds payable to foreign shareholders may be subject to a federal withholding tax.

A dividend declared by the Fund in October, November, or December to shareholders of record on a specific date in such a month and paid during January of the following year will be treated as paid in December for tax purposes.

Under current law, interest, dividends and capital gains from the Fund generally will be subject to the 3.8 percent federal tax that is imposed on net investment income of U.S. individuals with modified adjusted gross income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial, or administrative action, and any such change may be retroactive. It is applicable only to shareholders who are U.S. persons. The Fund may make taxable distributions during periods in which the share price has declined. A more complete discussion of the tax rules applicable to you and the Fund can be found in the SAI that is incorporated by reference into this prospectus. You should consult a tax adviser concerning the federal, state, and local tax consequences of your investment in the Fund.

CREATIONS AND REDEMPTIONS

Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. The following table sets forth the number of shares of the Fund that constitute a Creation Unit:

Name of the Fund	Creation Unit Size
Gabelli Asset ETF	5,000

Each “creator” or “Authorized Participant” enters into an authorized participant agreement with G.distributors, LLC, the Fund’s distributor (the “Distributor”). Only an Authorized Participant may create or redeem Creation Units directly with the Fund.

The Fund may issue or redeem Creation Units in return for a specified amount of cash or a designated portfolio of securities and/or cash that the Fund specifies each day. To the extent cash is used, an Authorized Participant must transfer cash in an amount equal to the value of the Creation Unit(s) purchased and the applicable transaction fee. An Authorized Participant also may effect a creation transaction by depositing into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units (a “Creation Basket”). The composition of each Creation Basket will be determined in accordance with Board-approved policies and procedures applicable to the construction of creation and redemption baskets, and subject to acceptance by the Distributor. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the SAI.

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Redemption proceeds will be paid in cash or in kind. If redemption proceeds are paid in kind, shares will be redeemed in Creation Units for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. The composition of redemption proceeds will be determined in accordance with Board-approved policies and procedures applicable to the construction of creation and redemption baskets. Except when aggregated in Creation Units, shares are not redeemable by the Fund.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.

To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Information about the procedures regarding creation and redemption of Creation Units (including the cutoff times for receipt of creation and redemption orders) is included in the Fund’s SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters,” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day.

Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.

The following table sets forth the Fund’s standard creation transaction fees and maximum additional charge (as described above). Transaction fees may be waived in certain circumstances deemed appropriate by the Trust.

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Fund	Standard Creation Transaction Fee	Maximum Additional Charge for Creations[1]
Gabelli Asset ETF	$250	3%

[1]	As a percentage of the NAV per Creation Unit.

DELIVERY OF SHAREHOLDER DOCUMENTS – HOUSEHOLDING

Householding is an option available to certain investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder document, or if you are currently enrolled in householding and wish to change your householding status.

FINANCIAL HIGHLIGHTS

The Fund has not commenced operations as of the date of this prospectus. As a result, no financial highlights are available.

18

Gabelli ETFs Trust

Gabelli Asset ETF

For More Information:

For more information about the Fund, the following documents will be available free upon request:

Annual/Semiannual Reports and Form N-CSR:

The Fund’s semiannual and audited annual reports to shareholders and Form N-CSR will contain additional information on the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference into, and is legally considered a part of, this prospectus.

You can obtain free copies of these documents and prospectuses of other funds in the
Gabelli Fund Complex, or request other information and discuss your questions about the Fund by mail, toll free telephone, or the Internet as follows:

Gabelli ETFs Trust
One Corporate Center
Rye, NY 10580-1422
Telephone: 800-GABELLI (800-422-3554)
www.gabelli.com

You can also view reports and other information about the Fund on the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

(Investment Company Act File No. 811-23568)

SUBJECT TO COMPLETION, DATED JUNE 27, 2025

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Gabelli ETFs Trust
Gabelli Asset ETF

STATEMENT OF ADDITIONAL INFORMATION

[●], 2025

This Statement of Additional Information (“SAI”), which is not a prospectus, describes Gabelli Asset ETF (the “Fund”), which is a series of the Gabelli ETFs Trust, a Delaware statutory trust (the “Trust”). This SAI should be read in conjunction with the prospectus for shares of the Fund dated [●], 2025. This SAI is incorporated by reference in its entirety into the Fund’s prospectus. For a free copy of the prospectus, please contact the Trust at the address, telephone number, or Internet website printed below.

FUND	TICKER SYMBOL
Gabelli Asset ETF	GBAS

Listing Exchange: NYSE Arca

Creation Unit Size

5,000

Gabelli ETFs Trust

One Corporate Center
Rye, New York 10580-1422
Telephone: 800-GABELLI (800-422-3554)
www.gabelli.com

i

GENERAL INFORMATION

The Trust is a registered investment company organized under the laws of the State of Delaware on July 26, 2018. The Trust currently consists of 10 separate series referred to as the Gabelli Asset ETF (the “Asset Fund” or the “Fund”), the Gabelli Growth Innovators ETF (the “Growth Innovators Fund”), the Gabelli Equity Income ETF (the “Equity Income Fund”) (f/k/a Gabelli Global Small Cap ETF), the Gabelli Small & Mid Cap ETF (the “Small & Mid Cap Fund”), the Gabelli Micro Cap ETF (the “Micro Cap Fund”), the Gabelli Love Our Planet & People ETF (the “Love Our Planet Fund”), the Gabelli Automation ETF (the “Automation Fund”) (f/k/a Gabelli Asset ETF), the Gabelli Commercial Aerospace and Defense ETF (the “Aerospace and Defense Fund”) (f/k/a Gabelli Equity Income ETF), the Gabelli Financial Services Opportunities ETF (the “Financial Services Opportunities Fund”), and the Gabelli Green Energy ETF (the “Green Energy Fund”). This SAI relates only to the Asset Fund. The Asset Fund is a diversified exchange-traded fund (“ETF”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust’s principal office is located at One Corporate Center, Rye, New York 10580-1422. Each series of the Trust is advised by Gabelli Funds, LLC (the “Adviser”).

INVESTMENT STRATEGIES AND RISKS

The Fund’s prospectus discusses the investment objectives of the Fund and the principal strategies to be employed to achieve those objectives. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize in seeking to achieve its investment objectives, and certain risks associated with such investments and strategies. Subject to the investment policies and restrictions contained in the prospectus and this SAI, the Fund may invest in any of the securities described herein, unless stated otherwise.

Equity Securities

Because the Fund may invest in the common stocks of both domestic and foreign issuers, an investment in the Fund should be made with an understanding of the risks inherent in any investment in common stocks, including the risk that the financial condition of the issuers of the Fund’s portfolio securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of the Fund’s shares). Additional risks include risks associated with the right to receive payments from the issuer which is generally inferior to the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer.

Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest, and dividends, that could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values that are subject to market fluctuations. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary, and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic, or banking crises. The value of the common stocks in the Fund’s portfolio thus may be expected to fluctuate. Preferred stocks are usually entitled to rights on liquidation, which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks. Such securities may pay cumulative dividends. Because the dividend rate and liquidation or redemption value is usually pre-established, and as they are senior to common stock, such securities tend to have less possibility of capital appreciation.

Convertible Securities

The Fund may invest in convertible securities. In evaluating a convertible security, the Adviser places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. The Fund will primarily purchase investment grade convertible debt securities having a rating of, or equivalent to, at least “BBB” (which securities may have speculative characteristics) by S&P Global Ratings (“S&P”), a division of S&P Global, Inc., or Baa by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, judged by the Adviser to be of comparable quality. However, the Fund may also invest up to 25% of its assets in lower rated convertible debt securities, provided such securities have a rating of, or equivalent to, at least an S&P rating of “B”.

Convertible securities may include corporate notes or preferred stock, but are primarily long-term debt obligations of an issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stock on an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

In selecting convertible securities for the Fund, the Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security, or sell the security because of a change in its rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. The Adviser considers interest and dividend yield only to confirm that they are reasonably consistent with prevailing rates for securities of similar quality, which provides a support level for the market price of the security. The Fund will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the portfolio manager, the risk of default is outweighed by the potential for capital appreciation.

The issuers of debt obligations having speculative characteristics may experience difficulty paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

Corporate Debt Securities; Interest Rate Risk

The Fund may invest up to 5% of its assets in debt securities, including lower rated and unrated corporate debt securities (often referred to as “junk bonds”). Corporate debt securities which are either unrated or have a rating below investment grade may present opportunities for significant long-term capital appreciation if the ability of the issuer to repay principal and interest when due is underestimated by the market or the rating organizations. Because of its perceived credit weakness, the issuer is generally required to pay a higher interest rate and/or its debt securities may be selling at a significantly lower market price than the debt securities of issuers actually having similar strengths. When the inherent value of such securities is recognized, the market value of such securities may appreciate significantly. The Adviser believes that its research on the credit and balance sheet strength of certain issuers may enable it to select a limited number of corporate debt securities which, in certain markets, will better serve the objective of capital appreciation than alternative investments in common stocks. Of course, there can be no assurance that the Adviser will be successful. In its evaluation, the Adviser will not rely exclusively on ratings and the receipt of income is only an incidental consideration.

The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, and do not evaluate the market risk of the securities. Although the Adviser uses these ratings as a criterion for the selection of securities for the Fund, the Adviser also relies on its independent analysis to evaluate potential investments for the Fund. See Appendix A – “Description of Corporate Debt Ratings.”

As in the case of the convertible debt securities discussed above, lower rated and unrated corporate debt securities are generally considered to be more likely to default and are therefore significantly more speculative than those having an investment grade rating. They also are more subjective to market price volatility based on increased sensitivity to changes in interest rates and economic conditions or the liquidity of their secondary trading market.

Investments in debt securities and income-producing equity securities involve interest rate risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. The Fund may be subject to heightened interest rate risk as a result of changes in economic conditions, inflation and government monetary policy, such as changes in the federal funds rate. There is no way of predicting the frequency or quantum of potential interest rate changes. There is a risk that increases in interest rates or a prolonged period of rising interest rates may cause the economy to enter a recession. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Borrowing

The Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions and (2) borrowings from banks for temporary or emergency purposes, including meeting redemption requests that would otherwise require the untimely disposition of its portfolio securities. Borrowing will not, in the aggregate, exceed 15% of assets after giving effect to the borrowing, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the

Fund’s assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets. The Fund may mortgage, pledge, or hypothecate up to 20% (not including the amounts borrowed) of its assets to secure such borrowings.

Borrowing may exaggerate the effect on net asset value per share (“NAV”) of any increase or decrease in the market value of securities purchased with borrowed funds. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of securities purchased.

Investments in Foreign Securities

The Fund may invest up to 25% of its total assets in securities of non-U.S. issuers. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared with dividends paid to the Fund by domestic corporations. In addition, there may be less available information about foreign issuers than about domestic issuers, and some foreign issuers are not subject to uniform accounting, auditing, and financial reporting standards and requirements comparable with those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions may be fixed or higher than in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, and potential difficulties in enforcing contractual obligations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

The following provides more detail on certain pronounced risks with foreign investing:

●	Foreign Currency Risk. The Fund may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund’s shares are denominated) and such foreign currencies, the risk of currency devaluations and the risks of non-exchangeability and blockage. As non-U.S. securities may be purchased with and payable in currencies of countries other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Fluctuations in currency rates may adversely affect the ability of the Adviser to acquire such securities at advantageous prices and may also adversely affect the performance of such assets.

Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Fund’s investments in such companies. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund’s investment flexibility, its ability to achieve its investment objectives or the value of certain of its foreign currency-denominated investments.

●	Tax Consequences of Foreign Investing. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat gain or loss attributable to certain investments as capital gain or loss.

●	EMU and Redenomination Risk. As the European debt crisis progressed, the possibility of one or more Eurozone countries exiting the European Monetary Union (“EMU”), or even the collapse of the Euro as a common currency, arose, creating significant volatility at times in currency and financial markets generally. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the U.S. and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the Euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in Euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the Euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Emerging Markets. The risks discussed above are more pronounced in securities of companies located in emerging markets. The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business.

The securities markets of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, the Fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. The Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

Investing in Europe. A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties, increasing the risk of investing in the European markets. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

In addition, certain European countries have at times experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from the Fund’s performance to the extent the Fund is exposed to such interest rates.

One or more countries could abandon the euro and/or withdraw from the EU, which could weaken the EU and, by extension, its remaining members. In addition, any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. In the event of one or more countries’ exit from the euro, it may be difficult to value investments denominated in euros or in a replacement currency. The United Kingdom formally left the EU in January 2020 (commonly known as “Brexit”) and entered into a new trade agreement with the EU, which became effective in January 2021. Significant economic and regulatory uncertainty caused by the United Kingdom’s exit from the EU has resulted in volatile markets for the United Kingdom and broader international financial markets. In addition, financial markets may experience, among other things, greater illiquidity, currency fluctuations, a decline in cross-border investment between the United Kingdom and the EU, and lower economic growth for companies that relied significantly on the United Kingdom and/or the EU for their business activities and revenues. Accordingly, there remains a risk that the aftermath of

Brexit, including its ongoing effect on the United Kingdom’s relationships with other countries, including the United States, and with the EU, may negatively impact the value of investments held by the Fund.

Among other things, these developments adversely affected the value and exchange rate of the euro and pound sterling and any similar developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

To the extent the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Investments in Warrants and Rights

The Fund may invest in warrants and rights (other than those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund’s portfolio.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a riskier investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the Fund whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than the right to purchase the underlying security.

Investments in Small, Unseasoned Companies, and Other Illiquid Securities

The Fund may invest in small, less well-known companies which have operated for less than three years (including predecessors). The securities of such companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained.

The Fund will not invest, in the aggregate, more than 10% of its net assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment at approximately the value ascribed to it by the Fund. Securities freely saleable among qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), may be treated as liquid if they satisfy liquidity standards established by the Asset Fund’s Board of Trustees (the “Board”). The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Fund will monitor their liquidity. To the extent the Fund treats such securities as liquid, temporary impairment to trading patterns of such securities may adversely affect the Fund’s liquidity.

Corporate Reorganizations

The Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation, or reorganization proposal has been announced. The primary risk of this type of investing is that if the contemplated transaction is abandoned, revised, or delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

In general, securities of companies that have announced reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization proposal. However, the increased market price of such securities may reflect a discount to what the stated or appraised value of the security would be if the contemplated transaction is approved and consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective acquiring portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the portfolio manager which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

The Fund’s investments in a single corporate reorganization transaction may be limited by its fundamental policies regarding diversification among issuers and industry concentration (see “Investment Restrictions” below). Because such investments are ordinarily short term in nature, they may increase the Fund’s portfolio turnover ratio, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of significant capital appreciation in relation to both the risks involved and the potential of available alternate investments.

When Issued, Delayed Delivery Securities, and Forward Commitments

The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis in excess of customary settlement periods for the type of securities involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring, i.e., a when, as, and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the forward commitment before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividend) accrues to the Fund prior to the settlement date.

Other Investment Companies

To the extent permitted by law, the Fund may invest up to 10% of the Fund’s total assets in other investment companies (not more than 5% of its total assets may be invested in any one investment company and it may not invest in more than 3% of the voting securities of any one investment company). Investments in other investment companies will cause the Fund to bear a ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Adviser with respect to the assets invested in any securities of another investment company. In these circumstances, the Fund’s shareholders will be subject to duplicative investment expenses.

The foregoing 3%/5%/10% limits may be exceeded in certain circumstances if the Fund complies with certain exemptive provisions in the 1940 Act and the rules thereunder.

Repurchase Agreements

The Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date. Custody of such security is maintained by the Fund’s custodian. The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.

The primary risk of entering into repurchase agreements is that if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligation could be less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the 1940 Act, repurchase agreements are considered loans. Repurchase agreements are usually settled within a short period, such as one week or less, but could be longer. Except for repurchase agreements settled within a period of a week or less in respect to obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, not more than 5% of the Fund’s net assets may be invested in repurchase agreements. In addition, the Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with restricted securities and other securities for which there are no readily available quotations, more than 10% of its total assets would be so invested. These percentage limitations are fundamental and may not be changed without shareholder approval.

Writing Covered Call Options

The Fund may write (sell) “covered” call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund’s total return and reduce the effect of any price decline of the asset involved in the option.

A call option gives the holder (buyer) the “right to purchase” a security, currency, or other asset at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation. The Fund will write only covered call options. This means that the Fund will own at least the same quantity of the security, currency, or other assets subject to the option or an option to purchase the same underlying security, currency, or other asset, having an exercise price equal to or less than the exercise price of the “covered” option, or will establish and maintain with its custodian for the term of the option an account consisting of cash or liquid securities having a value equal to the fluctuating market value of the optioned assets.

Portfolio assets on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objectives. Writing covered call options may be used by the Fund to reduce its exposure to securities it does not wish to sell at the time it writes the option. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying asset above the exercise price, retains the risk of loss should the price decline and also gives up, to some degree, control over the timing of sale of the underlying assets. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying asset during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying asset. The Fund does not consider an asset covering a call to be “pledged” as that term is used in the Fund’s policy which limits the pledging or mortgaging of its assets.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying asset from being called, or to permit the sale of the underlying asset. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying asset with either a different exercise price or expiration date or both. The Fund will be unable to control losses or effect such strategies through closing transactions where a liquid secondary market for options on such assets does not exist. If the Fund desires to sell a particular asset from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the asset. If the Fund cannot enter into such a transaction, it may be required to hold an asset that it might otherwise have sold. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price.

Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying asset for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such asset from its portfolio. In such cases, additional costs may be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying asset, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying asset owned by the Fund. However, gains and losses on investments in options depend in part on the Adviser’s ability to predict correctly the direction of stock prices, interest rates, and other economic factors. Options may fail as hedging techniques in cases where the price movements of the securities underlying the options do not follow the price movements of the portfolio securities subject to the hedge.

Purchasing Put Options

The Fund may purchase put options in securities, currencies, or other assets owned by the Fund or on options to purchase the same underlying security, currency, or other assets, having an exercise price equal to or less than the exercise price of the put option. As the holder of a put option, the Fund would have the right to sell the underlying asset at the exercise price at any time during the option period or at the expiration of the option. The Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its assets. An example of such use of put options is provided below.

The Fund may purchase a put option on an underlying asset owned by the Fund (a “protective put”) but does not wish to sell at that time as a defensive technique in order to protect against an anticipated decline in the value of the asset. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying asset at the put exercise price regardless of any decline in the underlying asset’s value. For example, a put option may be purchased in order to protect unrealized appreciation of an asset where the Adviser deems it desirable to continue to hold the asset because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the asset is eventually sold.

Swaps

The Fund may enter into total rate of return, credit default, or other types of swaps and related derivatives for various purposes, including gaining economic exposure to an asset or group of assets that may be difficult or impractical to acquire or for hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline, or the risk that the common stock of the underlying issuer will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.

Because the Fund may not own a particular Reference Asset, the Fund may not have any voting rights with respect to such Reference Asset, and in such cases all decisions related to the obligors or issuers of such Reference Asset, including whether to exercise certain remedies, will be controlled by the swap counterparties.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in a gain for the Fund had the swap or other derivative not been utilized (in which case it would have been better had the Fund not engaged in the transactions), nearly unlimited exposure to changes in the value of the Reference Assets, total loss to the Fund of the entire notional amount of the swap, the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap, and potential illiquidity of the instrument utilized, which may make it difficult for the Fund to close out or unwind one or more transactions.

Total rate of return swaps and related derivatives present certain legal, tax, and market uncertainties. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied.

There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on the Fund if it utilizes these instruments. The Fund will monitor these risks and seek to utilize these instruments in a manner that does not lead to undue risk regarding the tax or other structural elements of the Fund. The Fund will not invest in these types of instruments if the Reference Assets are commodities except for bona fide hedging or risk management purposes. The Fund only will enter into swaps that are regulated by the U.S. Commodity Futures Trading Commission (“CFTC”) if in doing so the Fund will continue to satisfy the restrictions imposed by the CFTC under Rule 4.5.

Dodd-Frank Act Risk

The Dodd-Frank Act has made broad changes to the derivatives market, granted significant new authority to the CFTC and the Securities and Exchange Commission (“SEC”) to regulate derivatives (swaps and security-based swaps) and participants in these markets. The Dodd-Frank Act is intended to regulate the derivatives market by requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. The CFTC has implemented mandatory clearing and exchange-trading of certain derivatives contracts including many standardized interest rate swaps and credit default index swaps. The CFTC continues to approve contracts for central clearing. Exchange-trading and central clearing are expected to reduce counterparty credit risk by substituting the clearinghouse as the counterparty to a swap and increase liquidity, but exchange-trading and central clearing do not make swap transactions risk-free. Uncleared swaps, such as non-deliverable foreign currency forwards, are subject to certain margin requirements that mandate the posting and collection of minimum margin amounts. This requirement may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps than would otherwise be the case. Certain rules require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject the Fund to additional administrative burdens, and the safeguards established to protect trader anonymity may not function as expected.

In addition, regulations adopted by the global prudential regulators now in-effect require certain bank-regulated counterparties and certain of their affiliated to include in “qualified financial contracts,” including many derivatives contracts as well as repurchase agreements and securities lending agreements, terms that delay or restrict the rights of counterparties to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of affiliate credit enhancements (such as guarantees) in the event that the bank-regulated counterpart and/or its affiliates are subject to certain types of resolution of insolvency proceedings.

Hedging Transactions

Subject to the requirements of Rule 18f-4, the Fund may enter into certain derivative transactions (as further described below) including transactions that have economic leverage embedded in them. Rule 18f-4 defines “derivatives transactions” as (1) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument, under which the fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; and (2) any short sale borrowing. Derivatives transactions entered into by the Fund in compliance with Rule 18f-4 will not be considered senior securities for purposes of computing the asset coverage requirements described above. Economic leverage exists when the Fund achieves the right to a return on a capital base that exceeds the investment which the Fund has contributed to the instrument achieving a return. Derivative transactions that the Fund may enter into and the risks associated with them are described elsewhere in this Statement of Additional Information.

If the Fund enters into any reverse repurchase agreements or similar financing transactions obligating the Fund to make future payments, the Fund must either treat all such transactions as derivatives transactions for all purposes under Rule 18f-4 or otherwise comply with the asset coverage requirements described above and combine the aggregate amount of indebtedness associated with all such transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio limit requirements. The asset coverage requirements under Section 18 of the 1940 Act and the limits and conditions imposed by Rule 18f-4 may limit or restrict portfolio management.

While hedging transactions can reduce or eliminate losses, they can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that the Fund’s hedging transactions will be effective. Derivatives may also give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. Future CFTC or SEC rulemakings could potentially further limit or completely restrict the Fund’s ability to use these instruments as a part of the Fund’s investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments or may change the availability of certain investments. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Derivatives Transactions Subject to Rule 18f-4

Rule 18f-4 under the 1940 Act governs the Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (i) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; (iii) reverse repurchase agreements and similar financing transactions, if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (iv) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to (i) appoint a Derivatives Risk Manager, (ii) maintain a Derivatives Risk Management Program designed to identify, assess, and reasonably manage the risks associated with Derivatives Transactions; (iii) comply with certain value-at-risk (VaR)-based leverage limits (VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level); and (iv) comply with certain Board reporting and recordkeeping requirements.

Rule 18f-4 provides an exception from the requirements to appoint a Derivatives Risk Manager, adopt a Derivatives Risk Management Program, comply with certain VaR-based leverage limits, and comply with certain Board oversight and reporting requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

Pursuant to Rule 18f-4, if the Fund enters into reverse repurchase agreements or similar financing transactions, the Fund will (i) aggregate the amount of indebtedness associated with all of its reverse repurchase agreements or similar financing transactions with the amount of any other “senior securities” representing indebtedness (e.g., bank borrowings, if applicable) when calculating the Fund’s asset coverage ratio or (ii) treat all such transactions as Derivatives Transactions.

The requirements of Rule 18f-4 may limit the Fund’s ability to engage in Derivatives Transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund.

Market Disruption and Geopolitical Risk

General economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, supply chain disruptions, labor shortages, energy and other resource shortages, changes in laws, trade barriers, currency exchange controls and national and international political circumstances (including governmental responses to public health crises or the spread of infectious diseases), may have long-term negative effects on the U.S. and worldwide financial markets and economy. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economy, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objectives.

The occurrence of events similar to those in recent years, such as localized wars, instability, new and ongoing pandemics, epidemics or outbreaks of infectious diseases in certain parts of the world, and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics, terrorist attacks in the U.S. and around the world, social and political discord, debt crises sovereign debt downgrades, increasingly strained relations between the U.S. and a number of foreign countries, new and continued political unrest in various countries, the exit or potential exit of one or more countries from the EU or the EMU, continued changes in the balance of political power among and within the branches of the U.S. government, government shutdowns, among others, may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide.

In particular, the consequences of the Russian military invasion of Ukraine, the impact on inflation and increased disruption to supply chains and energy resources may impact the Fund’s portfolio companies, result in an economic downturn or recession either globally or locally in the U.S. or other economies, reduce business activity, spawn additional conflicts (whether in the form of traditional military action, reignited “cold” wars or in the form of virtual warfare such as cyberattacks) with similar and perhaps wider ranging impacts and consequences and have an adverse impact on the Fund’s returns and NAVs. In response to the conflict between Russia and Ukraine, the U.S. and other countries have imposed sanctions or other restrictive actions against Russia, Russian-backed separatist regions in Ukraine, and certain banks, companies, government officials and other individuals in Russia and Belarus. Any of the above factors, including sanctions, export controls, tariffs, trade wars and other governmental actions, could have a material adverse effect on the Fund. The Fund has no way to predict the duration or outcome of the situation, as the conflict and government reactions are rapidly developing and beyond the Fund’s control. Prolonged unrest, military activities, or broad-based sanctions could have a material adverse effect on companies in which the Fund invests. Such consequences also may increase such companies’ funding costs or limit their access to the capital markets.

The current political climate has intensified concerns about a potential trade war between China and the U.S., as each country has imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on our performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Any of these effects could have a material adverse effect on the Fund.

Periods of volatility still remain, and risks to a robust resumption of growth persist. Federal Reserve policy, including with respect to certain interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower the Fund’s performance or impair the Fund’s ability to achieve its investment objectives.

Economic Events and Market Risk

Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings.

Interest Rates. Investments in dividend and interest paying securities involve interest rate risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make dividend, interest and principal payments when due. The Fund may be subject to heightened interest rate risk as a result of changes in economic conditions, inflation and government monetary policy, such as changes in the federal funds rate. There is no way of predicting the frequency or quantum of potential interest rate changes. There is a risk that increased interest rates may cause the economy to enter a recession. Any such recession would negatively impact the Fund and the investments held by the Fund. These impacts may include:

●	severe declines in the Fund’s NAVs;

●	inability of the Fund to accurately or reliably value its portfolios;

●	inability of the Fund to pay any dividends or distributions;

●	inability of the Fund to maintain its status as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”);

●	declines in the value of the Fund’s investments;

●	increased risk of default or bankruptcy by the companies in which the Fund invests;

●	increased risk of companies in which the Fund invests being unable to weather an extended cessation of normal economic activity and thereby impairing its ability to continue functioning as a going concern; and

●	limited availability of new investment opportunities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment. Unanticipated or persistent inflation may have a material and adverse impact on the financial conditions or operating results of issuers in which the Fund may invest, which may cause the value of the Fund’s investments to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of any specific investments or specific issuers.

Regulation and Government Intervention Risk

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect companies in a different country or region. The global financial crisis has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity.

Governments, their regulatory agencies, or self-regulatory organizations may take actions that impact the regulation of the issuers in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

In addition, the U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the fund industry in general. Such regulations could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund, and/or increase overall expenses of the Fund.

Changes in federal policy, including tax policies, and at regulatory agencies occur over time through policy and personnel changes following elections, which lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. The nature, timing and economic and political effects of potential changes to the current legal and regulatory framework affecting markets remain highly uncertain. Uncertainty surrounding future changes may adversely affect the Fund’s operating environment and therefore its investment performance.

Certain of the Fund’s investments may provide exposure to coupon rates that were based on the London Interbank Offered Rate (“LIBOR”), or are based on the Secured Overnight Financing Rate (“SOFR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings within certain financial markets. LIBOR was phased out at the end of June 2023. SOFR was selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a Reference Rate in the United States, and U.S. law requires that contracts without a practicable LIBOR alternative, default to SOFR plus a set spread beginning in mid-2023. SOFR is a secured, nearly risk-free rate, while LIBOR was an unsecured rate that included an element of bank credit risk. In addition, SOFR is strictly an overnight rate, while LIBOR historically was published for various maturities, ranging from overnight to one year. Certain contracts provided for a spread adjustment when transitioning to SOFR from LIBOR, but there is no assurance that it provided adequate compensation. Other countries have undertaken similar initiatives to identify replacement Reference Rates for LIBOR in their respective markets. However, certain issuers may have encountered obstacles to converting their investments and transactions to a new Reference Rate, as well as risks associated with using a new Reference Rate with respect to new investments and transactions. Market participants may have transitioned Reference Rates through contractual amendments, legislation, market wide protocols, fallback contractual provisions, bespoke negotiations or otherwise.

The termination of certain Reference Rates presents risk to the Fund. The failure of issuers to transition could lead to increased volatility and illiquidity in markets for instruments that have yet to rely on a substitute to determine their next coupon rates and a reduction in the values of those investments, all of which would impact the Fund. Various complexities brought about by significant changes to operational processes and IT systems may not be complete, and coordination with other market participants may be severely impacted, which may negatively impact the Fund.

In addition, the alternative reference or benchmark rate may be an ineffective substitute, potentially resulting in prolonged adverse market conditions for the Fund. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial conditions or results of operations. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere.

The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objectives.

Early Close/Trading Halt Risk

An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. When indices or securities experience a sharp decline in price, an exchange or market may close entirely or halt for a period of time in accordance with exchange “circuit breaker” rules or issue trading halts on specific securities and therefore, the Fund’s ability to buy or sell certain securities or financial instruments may be restricted. These exchange or market actions may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Any security for which trading has been halted for an extended period of time will be disclosed on the Fund’s website, www.gabelli.com.

Authorized Participant Concentration Risk

Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. “Authorized Participants” are broker-dealers that are permitted to create and redeem shares directly with the Fund and who have entered into agreements with the Fund’s distributor. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to process creation and/or redemption orders with respect to the Fund and no other Authorized Participant steps forward to create or redeem, Fund shares may trade at a premium or discount to the Fund’s net asset value (“NAV”) and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs, generally. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs, generally. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes. During times of market stress, Authorized Participants may be more likely to step away from these types of ETFs than traditional ETFs. Additionally, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s shares could, in turn, lead to wider bid-ask spreads and differences between the market price of the Fund’s shares and the underlying value of those shares.

New Fund Risk

The Fund is a new ETF with no operating history and may have higher expenses. There can be no assurance that the Fund will grow to or maintain an economically viable size. The Fund could cease operations, and investors may be required to liquidate or transfer their assets at a loss.

Market Trading Risk

Individual Fund shares may be purchased and sold only on a national securities exchange or alternative trading system through a broker-dealer, and may not be directly purchased or redeemed from the Fund. There can be no guarantee that an active trading market for shares will develop or be maintained, or that their listing will continue unchanged. Buying and selling shares may require you to pay brokerage commissions and expose you to other trading costs. Due to brokerage commissions and other transaction costs that may apply, frequent trading may detract from realized investment returns. Trading prices of shares may be above, at, or below the Fund’s NAV, will fluctuate in relation to NAV based on supply and demand in the market for shares and other factors, and may vary significantly from NAV during periods of market volatility. The return on your investment will be reduced if you sell shares at a greater discount or narrower premium to NAV than when you acquired shares.

Large Shareholder Risk

Certain shareholders, including the Adviser and its affiliates, may own a substantial amount of the Fund’s shares. The disposition of shares by large shareholders, resulting in redemptions through or by Authorized Participants, could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca, Inc. and may, therefore, have a material upward or downward effect on the market price of the Fund’s shares. The form of a large shareholder’s contribution and any redemption activity in the Fund can adversely affect the tax efficiency of the Fund.

Absence of an Active Market

Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. Because this is a novel and unique structure, this could influence the number of entities willing to act as Authorized Participants. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in the Fund’s shares. The absence of an active market for the Fund’s shares may contribute to the Fund’s shares trading at a premium or discount to NAV. If a shareholder purchases the Fund’s shares at a time when the market price is at a premium to the NAV or sells the Fund’s shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Trading Issues Risk

Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders. Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.

Special Risks Related to Cybersecurity

The Fund and its service providers are susceptible to cybersecurity risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyberattacks are becoming increasingly common and more sophisticated, and may be perpetrated by computer hackers, cyberterrorists or others engaged in corporate espionage. Cyberattacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement, or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cybersecurity risk management and remediation purposes. In addition, cybersecurity risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There have been a number of recent highly publicized cases of companies reporting the unauthorized disclosure of client or customer information, as well as cyberattacks involving the dissemination, theft and destruction of corporate information or other assets, as a result of failure to follow procedures by employees or contractors or as a result of actions by third parties, including actions by the terrorist organizations and hostile foreign government. Although service providers typically have policies and procedures, business continuity plans and/or risk management systems intended to identify and mitigate cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity policies, plans and systems put in place by its service providers or any other third party whose operations my affect the Fund or its shareholders. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyberattacks or other information security breaches in the future.

Because technology is consistently changing, new ways to carry out cyberattacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyberattack. In addition to deliberate cyberattacks, unintentional cyber incidents can occur, such as the inadvertent release of confidential information by the Fund or its service providers. Like other funds and business enterprises, the Fund and its service providers are subject to the risk of cyber incidents occurring from time to time.

INVESTMENT RESTRICTIONS

The Fund’s investment objectives and the following investment restrictions are fundamental and may not be changed without the approval of a majority of the Fund’s shareholders, defined in the 1940 Act as the lesser of (1) 67% of the Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund’s outstanding shares. All other investment policies or practices are considered not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or the use of assets set forth below is adhered to at the time the transaction is effected, later changes in percentage resulting from changing market values or total assets of the Fund will not be considered a deviation from policy. Under such restrictions, the Fund may not:

1.	Purchase the securities of any one issuer, other than the U.S. government, or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations;

2.	Invest more than 25% of the value of its total assets in any particular industry (this restriction does not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities);

3.	Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

4.	Make loans of its assets except for the purchase of debt securities;

5.	Borrow money, except subject to the restrictions set forth in this SAI;

6.	Mortgage, pledge, or hypothecate any of its assets except that, in connection with permissible borrowings mentioned in restriction (5) above, not more than 20% of the assets of the Fund (not including amounts borrowed) may be used as collateral;

7.	Invest more than 5% of its total assets in more than 3% of the securities of another investment company or invest more than 10% of its total assets in the securities of other investment companies, nor make any such investments other than through purchase in the open market where to the best information of the Fund no commission or profit to a sponsor or dealer (other than the customary broker’s commission) results from such purchase;

8.	Act as an underwriter of securities of other issuers;

9.	Invest, in the aggregate, more than 10% of the value of its total assets in securities for which market quotations are not readily available, securities which are restricted for public sale, or repurchase agreements maturing or terminable in more than seven days;

10.	Purchase or otherwise acquire interests in real estate, real estate mortgage loans, or interests in oil, gas, or other mineral exploration or development programs;

11.	Sell securities short or invest in options, except that the Fund may (i) buy put options on assets it holds or has the right to obtain, (ii) sell call options on securities it holds or has the right to obtain, and (iii) buy and sell offsetting options to terminate the Fund’s obligations;

12.	Purchase or acquire commodities or commodity contracts;

13.	Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

14.	Participate on a joint, or a joint and several, basis in any securities trading account; or

15.	Invest for the purpose of exercising control over management of any company (the Fund does not view efforts to affect management or business decisions of portfolio companies as investing for the purpose of exercising control).

There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in the net or total assets of the Fund, in the securities rating of the investment, or any other later change.

Additionally, the Adviser, with respect to the Fund, has claimed an exclusion from the definition of “commodity pool operator” under CFTC Rule 4.5 to avoid registration with the CFTC. This exclusion imposes certain trading restrictions on the Fund. These trading restrictions permit the Fund to engage in “commodity interest transactions” (collectively, futures contracts, certain option contracts, certain currency transactions and certain swaps) that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and option premiums and (ii) non-bona fide hedging transactions, provided that the Fund not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the future, options or swaps markets.

PORTFOLIO HOLDINGS INFORMATION

On each business day, before the commencement of trading in its shares on the Listing Exchange, the Fund will disclose on www.gabelli.com/funds/etfs (click on the name of the Fund) the following information for each of its portfolio holdings that will form the basis of its next NAV calculation: (i) ticker symbol, (ii) CUSIP or other identifier, (iii) description of the holding, (iv) quantity of each security or other asset held, and (v) percentage weight of the holding in the portfolio. The Adviser and the Fund will not disclose information concerning the identities and quantities of the portfolio securities held by the Fund before such information is publicly disclosed. Personnel of such entities with knowledge of the Fund’s portfolio holdings will be prohibited from disclosing such information to any other person, except as authorized in the course of their employment, until such information is made public. The Trust has executed confidentiality agreements with its service providers who are provided information about the Fund’s portfolio holdings. These agreements include a prohibition on trading while the service provider is in possession of confidential information.

TRUSTEES AND OFFICERS

Under Delaware law, the Board of Trustees of the Asset Fund (the “Board”) is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board also elects the Fund’s officers who conduct the daily business of the Fund. Information pertaining to the Trustees and Executive Officers of the Fund is as follows:

Name, Position(s), Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex(3) Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships

INTERESTED TRUSTEES(4):

Mario J. Gabelli Chair & Chief Investment Officer 1942	Since 2025	32(8)	Chair, Co-Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chair of Associated Capital Group, Inc.	Director of Morgan Group Holding, Co. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Trustee 1944	Since 2025	13	Former Senior Vice President of G.research, LLC (1991-2019)	—

INDEPENDENT TRUSTEES(5):

James P. Conn Trustee 1938	Since 2025	24	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (1992-1998)	—

Eileen C. Nakamura Trustee 1969	Since 2025	5	Vice President / Business Assessment Lead, Pfizer, Inc. (2018 – January 2025)	—

Werner J. Roeder Trustee 1940	Since 2025	21	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris(6) Trustee 1934	Since 2025	24	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—

Salvatore J. Zizza(6)(7) Trustee 1945	Since 2025	36	President, Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing); Director of Bion Environmental Technologies, Inc.

Name, Position(s), Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball President, Treasurer, Principal Executive Financial & Accounting Officer 1976	Since 2025	Senior Vice President (since 2018) and other positions (2017 – 2018) of GAMCO Investors, Inc.; Chief Executive Officer, G. Distributors, LLC since 2020; Officer of registered investment companies within the Gabelli Fund Complex since 2017

Peter Goldstein Secretary & Vice President 1953	Since 2025	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer 1959	Since 2025	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

(1)	Address: One Corporate Center, Rye, New York 10580-1422, unless otherwise noted.
(2)	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s By-Laws and Declaration of Trust. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.
(3)	The “Fund Complex” or the “Gabelli Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
(4)	“Interested person” of the Fund as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli are each considered an “interested person” because of their affiliation with the Fund’s Adviser Messrs. Mario J. Gabelli and John D. Gabelli are brothers.
(5)	Trustees who are not considered to be “interested persons” of the Fund, as defined in the 1940 Act, are considered to be “Independent” Trustees.
(6)	Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, GAMA Capital Opportunities Master Ltd., and GAMCO International SICAV, and Mr. Zizza is an independent director of Gabelli International Ltd., all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.
(7)	On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Trustee.
(8)	As of December 31, 2024, there is a total of 50 registered investment companies in the Fund Complex. Of the 50 registered investment companies, Mr. Gabelli serves as a director or trustee for 31 funds, sole portfolio manager of 6 funds, and part of the portfolio management team of 14 funds.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question, and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, the sub-administrator, other service providers, counsel, and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained in large part through the Trustee’s business, consulting, or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Gabelli Fund Complex (the “Fund Complex”), public companies, non-profit entities, or other organizations as set forth above and below. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by education, professional training, and other experience.

Interested Trustees

Mario J. Gabelli, CFA. Mr. Gabelli is Chair of the Board of Trustees of the Fund. Mr. Gabelli is Chair, Co-Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. (“GAMI”), an OTC- listed asset manager and financial services company. He is the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc., each of which are asset management subsidiaries of GAMI. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company that holds a majority interest in GAMI, and the Chair of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. He is Executive Chair of Associated Capital Group, Inc. (“Associated Capital”), a public company that provides alternative management and institutional research services, and is a majority-owned subsidiary of GGCP. Mr. Gabelli has served as Chair of LICT Corporation

(“LICT”), a public company engaged in broadband transport and other communications services, since 2004 and has been the CEO of LICT since December 2010. He has also served as a director of CIBL, Inc. (“CIBL”), a public holding company that was spun-off from LICT in 2007, since 2007 and as Executive Chair since February 2020. He served as the Chair of Morgan Group Holding Co., a public holding company, from 2001 to October 2019 and as the CEO from 2001 to November 2012. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a trustee of Boston College and Roger Williams University. He serves as a director of the Winston Churchill Foundation, The E.L. Wiegand Foundation, The American-Italian Cancer Foundation, and The Foundation for Italian Art and Culture. He is Chair of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli serves as Co-President of Field Point Park Association, Inc. Mr. Gabelli received his Bachelor’s degree from Fordham University, MBA. from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University.

John D. Gabelli. Mr. Gabelli was a Senior Vice President of G.research, LLC (“G.research”), an institutional research and brokerage firm which is an affiliate of the Adviser. He has over thirty-five years of experience in the asset management industry. Mr. Gabelli serves on the boards of other funds in the Gabelli Fund Complex. He also sits on the boards of various charitable foundations including the Mount Vernon Police Foundation.

Independent Trustees

James P. Conn. Mr. Conn is a member of the Fund’s Audit, Nominating and ad hoc Proxy Voting Committees and serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He is Chairman of the Audit Committee and has been designated as the Fund’s Audit Committee Financial Expert. Mr. Conn was a senior business executive of Transamerica Corp., an insurance holding company, for much of his career including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead director and/or chair of various committees. He received his Bachelor’s degree in Business Administration from Santa Clara University.

Eileen Cheigh Nakamura. Ms. Nakamura is a retired executive with more than 30 years of experience in the finance and health care industries. Ms. Nakamura held senior management positions at Pfizer, Inc., most recently serving as Vice President / Business Assessment Lead. Ms. Nakamura also serves on several non-profit boards. She received her Bachelor of Arts from Wesleyan University and an MBA from Wharton Business School.

Werner J. Roeder, M.D. Dr. Roeder is a retired physician with over forty-five years of experience and former Vice President of Medical Affairs (Medical Director) at New York Presbyterian/Lawrence Hospital in Bronxville, New York. As Vice President of Medical Affairs at New York Presbyterian/Lawrence Hospital, he was actively involved in personnel and financial matters concerning the hospital’s $140 million budget. Dr. Roeder serves on the boards of other funds in the Fund Complex. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and previously served in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Doctorate in Medicine from New York Medical College.

Anthonie C. van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of BALMAC International, Inc., a global import/export company, for over twenty years. He serves on the boards of other funds in the Fund Complex and as a director and the Chairman of the GAMCO International SICAV. Mr. van Ekris has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in international trading or commodity trading, and served in both these capacities for nearly twenty years for a large public jewelry chain. Mr. van Ekris is a former director of an oil and gas operations company. He served on the boards of a number of public companies and for more than ten years on the Advisory Board of the Salvation Army of Greater New York.

Salvatore J. Zizza. Mr. Zizza serves as the Lead Independent Trustee of the Fund. He is a member of the Fund’s Audit Committee, the Chairman of the Fund’s Nominating Committee, a member of the Fund’s ad hoc Proxy Voting Committees, and a member of both multi-fund ad hoc Compensation Committees. Mr. Zizza serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Zizza is the President of Zizza & Associates Corp., a private holding company that invests in various industries. He serves or has served as Chairman to other companies involved in manufacturing, recycling, real estate, technology, and pharmaceuticals. In addition to serving on the boards of other funds in the Fund Complex, Mr. Zizza is currently and has previously been a director of other public companies. He was also the President, Chief Executive Officer, and Chief Financial Officer of a large NYSE-listed construction company. Mr. Zizza received his Bachelor’s degree and MBA. in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Trustees — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Zizza as the Lead Independent Trustee. The Lead Independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Trustees on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Trustee any obligations or standards greater than or different from other Trustees. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee. Each of the Nominating, Audit, and ad hoc Proxy Voting Committees are entirely comprised of Independent Trustees. From time to time the Board establishes additional committees or informal working groups to deal with specific matters or assigns one of its members to work with trustees or directors of other funds in the Fund Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex. (The Fund Complex also has a separate multi-fund Compensation Committee relating to certain officers of the closed-end funds in the Fund Complex, and some of the Fund’s Trustees may from time to time also serve on this separate committee.)

All of the Fund’s Trustees other than Messrs. Mario J. Gabelli and John D. Gabelli are Independent Trustees and the Board believes they are able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Trustees meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator and the officers of the Fund are responsible for managing these risks on a day to day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide information to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes in its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning and may make changes in its discretion at any time.

Standing Board Committees

The Board has established two standing committees in connection with its governance of the Fund: the Audit and Nominating Committees, and has also established an ad hoc Proxy Voting Committee. The Fund does not have a standing compensation committee (although some of the individuals who are Trustees of the Fund participate in the multi-fund ad hoc Compensation Committees described above).

The Fund’s Audit Committee consists of two members: Messrs. Conn (Chairman) and Zizza, who are Independent Trustees of the Fund. The Audit Committee operates pursuant to a Charter that was approved by the Board on [●], 2025. As set forth in the Charter, the function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof, and to act as a liaison between the Board and the Fund’s independent registered public accounting firm.

The Fund’s Nominating Committee consists of two members: Messrs. Zizza (Chairman) and Conn, who are Independent Trustees of the Fund. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund.

The Fund’s ad hoc Proxy Voting Committee consists of two members: Messrs. Conn and Zizza, who are Independent Trustees of the Fund. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Fund’s Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund and may also determine to exercise complete control and discretion over the disposition of such securities. The ad hoc Proxy Voting Committee meets periodically on an as needed basis to consider such matters.

Trustee Ownership of Fund Shares

The Fund is newly organized and as of the date of this SAI, and the Trustees therefore do not own shares of the Fund.

Trustee and Officer Compensation

Set forth below is the planned compensation to be received by the Trustees and Officers. No trustee, officer, or employee of G.distributors, LLC (“G.distributors” or the “Distributor”), the Adviser, or an affiliated company receives any compensation from the Fund for serving as an Officer or Trustee of the Fund. The Fund pays each Trustee who is not a director, officer, or employee of the Adviser, or any of its affiliates, an annual retainer of $18,000 plus $2,000 for each Board meeting attended. Each such Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Independent Trustee each receives an annual fee of $2,000. The Chairman of the ad hoc Proxy Voting Committee and Nominating Committee each receives $1,000 annually. A Trustee may receive a single meeting fee, allocated among the participating funds in the Fund Complex, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

The following table sets forth the estimated aggregate compensation that is expected to be paid to the Fund’s Trustees for the fiscal year ending December 31, 2025 and the total compensation paid to the Fund’s Trustees for the fiscal year ended December 31, 2024. Although Officers, including the Chief Compliance Officer, may be compensated by the Fund, no Officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the fiscal year ended December 31, 2024.

Compensation Table

Aggregate Compensation from Fund (Fiscal Year)

Name of Person and Position	Estimated Aggregate Compensation from the Fund*	Total Compensation from the Fund and Fund Complex**

INTERESTED TRUSTEES:

Mario J. Gabelli	$–	$–	(31)
John D. Gabelli	$–	$–	(12)

INDEPENDENT TRUSTEES:

James P. Conn	$29,000	$288,500	(23)
Eileen Nakamura	$26,000	$–	(0)
Werner J. Roeder	$26,000	$–	(0)
Anthonie C. van Ekris	$26,000	$212,000	(23)
Salvatore J. Zizza	$30,000	$317,137	(35)

*	Represents the estimated aggregate compensation to be paid to such persons for the fiscal year ending December 31, 2025.
**	Represents the total compensation paid to such persons for the fiscal year ended December 31, 2024, by investment companies (including the Fund) or portfolios that are considered part of the same Fund Complex as the Fund because they have common or affiliated investment advisers. The parenthetical number represents the number of such investment companies and portfolios.

Code of Ethics

The Trust, its Adviser, and Distributor have adopted a code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policies

The Fund has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, portfolio securities held by the Fund are to be voted in the best interests of the Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Voting Guidelines”) set forth in the Proxy Voting Policy. The Proxy Voting Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders’ rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders’ rights to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, asset sales, or liquidations.

A Proxy Voting Committee (“Committee”) comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Voting Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, and the analysts of GAMCO Investors, Inc. (“GAMI”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the board of directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted. The Adviser subscribes to Institutional Shareholders Services (“ISS”) and Glass Lewis & Co. LLC (“Glass Lewis”), which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues. The information provided by ISS and Glass Lewis is for informational purposes only.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of the analysts of GAMI, will be presented to the Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Committee.

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, a summary of any views provided by the Chief Investment Officer and any recommendations by GAMI analysts. The Chief Investment Officer or the GAMI analyst may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, counsel may provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of the Adviser and its affiliated investment advisers may diverge, counsel may so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Fund’s shareholders on the one hand, and those of the Fund’s Adviser and/or the principal underwriters, on the other hand, the conflict will be brought to the ad hoc Proxy Voting Committee of the Fund to determine a resolution.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Trust files Form N-PX with its complete proxy voting record for the twelve months ended June 30 no later than August 31 of each year. This filing is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Since the Fund was not operational prior to the date of this SAI, no persons owned of record or beneficially 5% or more of the Fund, and the Officers and Trustees of the Fund as a group owned less than 1% of the Fund’s outstanding shares.

CREATION AND REDEMPTION OF CREATION UNITS

General

The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the distributor, without a sales load, at a price based on the Fund’s NAV next determined after receipt, on any business day, of an order received by the transfer agent in proper form. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to be placed earlier in the day. The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund.

Name of the Fund	Creation Unit Size
Gabelli Asset ETF	5,000

In its discretion, the Adviser reserves the right to increase or decrease the number of the Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.

Fund Deposit

The consideration for purchase of Creation Units of the Fund generally consists of the deposit securities, the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and the applicable computed cash component (the “Cash Component”), which is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the deposit amount (the “Deposit Amount”). The Deposit Amount is an amount equal to the market value of the Deposit Securities. The Cash Component serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Together, the Deposit Securities and the Cash Component paid in connection with the purchase of Creation Units constitute the “Fund Deposit,” which will be applicable (subject to possible amendment or correction) to creation requests received in proper form. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.

The Adviser makes available through the National Securities Clearing Corporation (“NSCC”) on each business day prior to the opening of business on the Listing Exchange, the list of names and the required number of shares of each Deposit Security and the amount of the Cash Component (if any) to be included in the current Fund Deposit (based on information as of the end of the previous business day for the Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.

The identity and number of shares of the Deposit Securities and the amount of the Cash Component changes pursuant to changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by Adviser with a view to the investment goal of the Fund. The composition of the Deposit Securities and the amount of the Cash Component may also change in response to adjustments to the weighting or composition of the component securities constituting the underlying index or the Fund’s portfolio. The Fund reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the facilities of DTC (“DTC Facilities”) or the clearing process through the Continuous Net Settlement System of the NSCC (“NSCC Clearing Process”), a clearing agency that is registered with the SEC (as discussed below), or that the Authorized Participant is not able to trade due to a trading restriction. The Fund also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which: (i) the delivery of the Deposit Security by the Authorized Participant would be restricted under applicable securities or other local laws; (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws; or (iii) in certain other situations.

Cash Purchase Method

Although the Trust does not ordinarily permit partial or full cash purchases of Creation Units of the Fund when partial or full cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.

Creation Units

To be eligible to place orders and to create a Creation Unit of the Fund, an entity must be: (i) a broker-dealer or other participant in the NSCC Clearing Process (“Participating Process”), or (ii) a DTC participant, and, in either case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”). A Participating Party or DTC participant who has executed an Authorized Participant Agreement is an Authorized Participant. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Role of the Authorized Participant

Creation Units may be purchased only by or through an Authorized Participant that has entered into an Authorized Participant Agreement with the distributor. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be an Authorized Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of Authorized Participants.

Placement of Creation Orders

An Authorized Participant must submit an irrevocable order to purchase shares of the Fund, in proper form, no later than one hour prior to the closing time of the regular trading session of the Listing Exchange (normally 3 p.m. Eastern time), on any business day to receive that day’s NAV. On days when the Listing Exchange closes earlier than normal, the Fund may require orders for Creation Units to be placed earlier in the day. Orders for Creation Units must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Authorized Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the transfer agent or an Authorized Participant. Orders to create shares of the Fund that are submitted on the business day, immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant non-U.S. market are closed may not be accepted (the “Cutoff Time”). The Trust or its designee, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the transfer agent’s proprietary website maintained for this purpose.

Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the transfer agent or its agent by the Cutoff Time on such business day.

Upon receiving an order for a Creation Unit, the transfer agent will notify the Adviser and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian.

The Authorized Participant must make available on or before the prescribed settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit.

Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

The Authorized Participant is responsible for all transaction-related fees, expenses and other costs (as described below), as well as any applicable cash amounts, in connection with any purchase order.

Once a purchase order has been accepted, it will be processed based on the NAV next determined after such acceptance in accordance with the Fund’s Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.

Acceptance of Orders for Creation Units

Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, an order will be accepted, subject to the Fund’s right to reject any order until acceptance, as set forth below.

Once an order has been accepted, upon the next determination of the NAV of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The transfer agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The SEC has expressed the view that a suspension of creations that impairs the arbitrage mechanism applicable to the trading of ETF shares in the secondary market is inconsistent with Rule 6c-11 under the 1940 Act. The SEC’s position, however, does not prohibit the suspension or rejection of creations in all instances. The Fund reserves the right, to the extent consistent with the provisions of Rule 6c-11 under the 1940 Act and the SEC’s position, to reject or revoke a creation order transmitted to it in respect of the Fund, including, for example, if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Fund Deposit would, in the opinion of the Fund, be unlawful; or (v) circumstances outside the control of the Fund make it impossible to process purchase orders for all practical purposes. The transfer agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, the Fund’s custodian, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit

Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the transfer agent and the Adviser shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Creation Units for the Fund typically are settled on a “T+1” basis (i.e., one business day after trade date), unless the Fund and Authorized Participant agree to a different settlement date. The Fund reserves the right to settle Creation Unit transactions on a basis other than T+1 if necessary or appropriate under the circumstances.

To the extent contemplated by an Authorized Participant Agreement, the Fund will issue Creation Units to an Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 105% and up to 115%, which percentage the Trust may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Fund’s then-effective procedures. The Trust may use such cash deposit at any time to buy Deposit Securities for the Fund. The only collateral that is acceptable to the Fund is cash in U.S. dollars. Such cash collateral must be delivered no later than 1 p.m., Eastern time on the prescribed settlement date or such other time as designated by the Fund’s custodian. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from the transfer agent. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of the cash collateral including, without limitation, liability for related brokerage, borrowings and other charges.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

Costs Associated with Creation Transactions

A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.

The following table sets forth the Fund’s standard creation transaction fees and maximum additional charge (as described above). Transaction fees may be waived in certain circumstances deemed appropriate by the Trust.

Fund	Standard Creation Transaction Fee	Maximum Additional Charge for Creations[1]
Gabelli Asset ETF	$250	3%

[1]	As a percentage of the NAV per Creation Unit.

Redemption of Creation Units

Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the transfer agent and only on a business day. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market. The Fund generally redeems Creation Units for Fund Securities (as defined below) and the Cash Amount (as defined below). Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Fund.

The Adviser makes available through the NSCC, prior to the opening of business on the Listing Exchange on each business day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash as described below (“Cash Amount”) (if any). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units under certain circumstances.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the NAV of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below). The Fund may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security that may not be eligible for transfer through DTC Facilities or the NSCC Clearing Process or that the Authorized Participant is not able to trade due to a trading restriction. The Fund also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which: (i) the delivery of a Fund Security to the Authorized Participant would be restricted under applicable securities or other local laws; (ii) the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant becoming restricted under applicable securities or other local laws; or (iii) in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The Fund generally redeems Creation Units for Fund Securities and the Cash Amount, but the Fund reserves the right to utilize a cash option for redemption of Creation Units.

Cash Redemption Method

Although the Trust does not ordinarily permit partial or full cash redemptions of Creation Units of the Fund, when partial or full cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.

Costs Associated with Redemption Transactions

A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable business day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.

Placement of Redemption Orders

Redemption requests for Creation Units of the Fund must be submitted to the transfer agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund, in proper form, no later than one hour prior to the closing time of the regular trading session of the Listing Exchange (normally 3 p.m. Eastern time), on any business day to receive that day’s NAV. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

The Authorized Participant must transmit the request for redemption in the form required by the Fund to the transfer agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Fund’s transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if: (i) an Authorized Participant has transferred or caused to be transferred to the Fund’s transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any business day; (ii) a request in form satisfactory to the Fund is received by the transfer agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. If the transfer agent does not receive the investor’s shares through DTC Facilities by 10 a.m., Eastern time on the prescribed settlement date, the redemption request may be deemed rejected. Investors should be aware that the deadline for such transfers of shares through the DTC Facilities may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC Facilities by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the transfer agent shall notify the Fund and the Fund’s transfer agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.

Creation Units for the Fund typically are settled on a “T+1” basis (i.e., one business day after trade date), unless the Fund and Authorized Participant agree to a different settlement date. The Fund reserves the right to settle redemption transactions later than T+1 if necessary or appropriate under the circumstances and compliant with applicable law. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays. For example, the redemption settlement process may be extended beyond T+1 because of the occurrence of a holiday in a non-U.S. market or in the U.S. bond market that is not a holiday observed in the U.S. equity market.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Fund may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.

In the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (within seven calendar days thereafter).

To the extent contemplated by an Authorized Participant Agreement, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to 10 a.m., Eastern time on the prescribed settlement date, the transfer agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105% and up to 115%, which percentage the Trust may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10 a.m., Eastern time on the prescribed settlement date and shall be held by the Fund’s custodian and marked-to-market daily. The fees of the Fund’s custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement will permit the Fund to purchase missing Fund shares or acquire the Deposit Securities and the Cash Amount underlying such shares, and will subject the Authorized Participant to liability for any shortfall between the cost of the Fund acquiring such shares, the Deposit Securities or Cash Amount and the value of the cash collateral including, without limitation, liability for related brokerage and other charges.

Because the portfolio securities of the Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not business days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Custom Baskets

Creation and redemption baskets may differ and the Fund may accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of the Fund’s portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. The Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Adviser who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of the Fund may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant. The Adviser has established a governance process to oversee basket compliance for the Fund, as set forth in the Fund’s policies and procedures.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Adviser, a New York limited liability company and registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as an investment adviser to registered investment companies with combined aggregate net assets of approximately $21.4 billion as of December 31, 2024. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GAMI”), a New York corporation, whose Class A Common Stock is traded on the OTCQX under the symbol, “GAMI.” Mr. Mario J. Gabelli may be deemed a “controlling person” of the Adviser on the basis of his controlling interest in GAMI. Mr. Gabelli owns a majority of the stock of GGCP, Inc. (“GGCP”), which holds a majority of the capital stock and voting power of GAMI. The Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management, Inc., a wholly owned subsidiary of GAMI, acts as investment adviser for individuals, pension trusts, profit sharing trusts, and endowments, and as a sub-adviser to certain third party investment funds, which include registered investment companies, having assets under management of approximately $10.7 billion as of December 31, 2024; Teton Advisors, LLC (previously Teton Advisors, Inc., with assets under management of approximately $330 million as of December 31, 2024), acts as investment adviser to The

TETON Westwood Funds and separately managed accounts; Gabelli & Company Investment Advisers, Inc. (formerly, Gabelli Securities, Inc.), a wholly-owned subsidiary of Associated Capital Group, Inc. (“Associated Capital”), acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $1.3 billion as of December 31, 2024. Teton Advisors, Inc. was spun off by GAMI in March 2009 and is an affiliate of GAMI by virtue of Mr. Gabelli’s ownership of GGCP, the principal stockholder of Teton Advisors, Inc., the parent of Teton Advisors, LLC, as of December 31, 2024. Effective December 31, 2021, Teton Advisors, Inc. completed a reorganization by transferring its entire business operations and personnel to a new wholly-owned subsidiary, Teton Advisors, LLC. Associated Capital was spun off from GAMI on November 30, 2015, and is an affiliate of GAMI by virtue of Mr. Gabelli’s ownership of GGCP, the principal stockholder of Associated Capital. Effective May 28, 2025, Keeley-Teton Advisors, LLC transferred its investment management business to the Adviser.

The Adviser has sole investment discretion for the Fund’s assets under the supervision of the Fund’s Board and in accordance with the Fund’s stated policies. The Adviser will select investments for the Fund and will place purchase and sale orders on behalf of the Fund.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives.

Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser currently serves as investment adviser to the Fund pursuant to an investment advisory contract (the “Contract”). Pursuant to the Contract, the Adviser furnishes a continuous investment program for the Fund’s portfolio, makes the day to day investment decisions for the Fund, arranges the portfolio transactions for the Fund, and manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board. Under the Contract, the Adviser also (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund’s Custodian (as defined below) and Transfer Agent (as defined below); (ii) oversees the performance of administrative and professional services to the Fund by others, including The Bank of New York Mellon, the Fund’s Sub-Administrator (the “Sub-Administrator” or “BNYM”), BNYM, the Fund’s Custodian, the Bank of New York Mellon Corporation (“BNYM” or the “Transfer Agent”) Transfer Agent, and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities; (iv) supervises the preparation of, but does not pay for, the periodic updating of the Fund’s registration statement, prospectus, and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Fund’s tax returns, and reports to the Fund’s shareholders and the SEC; (v) supervises, but does not pay for, the calculation of the NAV of shares of the Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (viii) prepares notices and agendas for meetings of the Fund’s Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board.

The Adviser will monitor on an on-going basis how shares of the Fund trade, including the level of any market price premium or discount to NAV and the bid/ask spreads on market transactions. The Fund’s spread may also be impacted by the liquidity of the underlying securities held by the Fund, particularly in instances of significant volatility of the underlying securities. Authorized Participants may acquire shares directly from the Fund and may tender their shares for redemption directly to the Fund, at net asset value per share only in Creation Units. Should there be extended periods during which shares trade at a significant premium or discount to NAV or of unusually wide bid/ask spreads, the Board will consider the continuing viability of the Fund, whether shareholders are being harmed, and what, if any, action would be appropriate to among other things, narrow the premium/discount or spread, as applicable. The Board will then decide whether to take any such action. Potential actions may include, but are not limited to, changing lead market makers, listing the Fund on a different exchange, changing the size of Creations Units, changing the Fund’s investment objectives or strategy, and liquidating the Fund.

The Contract provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty, the Adviser and its employees, officers, directors, and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Contract provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Contract in no way restricts the Adviser from acting as adviser to others. The Fund has agreed by the terms of its Contract that the word “Gabelli” in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may be freely used by the Adviser for other investment companies, entities, or products. The Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include “Gabelli.”

By its terms, the Contract will remain in effect from year to year, provided each such annual continuance is specifically approved by the Fund’s Board or by a “majority” (as defined pursuant to the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Trustees cast in person at a meeting called specifically for the purpose of voting on the continuance of the Contract. The Contract is terminable without penalty by the Fund on sixty days’ written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days’ written notice, and will automatically terminate in the event of its “assignment” as defined by the 1940 Act.

As compensation for the Adviser’s services and related expenses borne by the Adviser, the Fund pays the Adviser a fee computed daily and payable monthly at the annual rate of 1.00% of the Fund’s net assets. The investment advisory agreement between the Trust and Adviser provides that the Adviser will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portion transactions, including brokerage commissions, distribution fees or expenses, litigation expenses, and extraordinary expenses.

Portfolio Manager Information

Other Accounts Managed

The table below identifies the portfolio managers, the number of accounts (other than the Fund) for which each portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated, as applicable. Unless noted otherwise, all information is provided as of December 31, 2024.

EXCLUDES ASSET FUND

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Mario J. Gabelli	Registered Investment Companies*:	22	$14.8 billion	1	$200 million
	Other Pooled Investment Vehicles:	10	$870 million	7	$848 million
	Other Accounts:	806	$6.6 billion	0	$0

Alec Boccanfuso	Registered Investment Companies	1	$1.56 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	2	$0.2 million	0	$0

Melody Bryant	Registered Investment Companies:	3	$1.6 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	72	$55.5 million	0	$0

Sarah Donnelly	Registered Investment Companies:	4	$4.7 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	9	$8.3 million	0	$0

Kevin V. Dreyer	Registered Investment Companies:	5	$5.3 billion	0	$0
	Other Pooled Investment Vehicles:	1	$4.3 million	0	$0
	Other Accounts:	246	$647.6 million	0	$0

Christopher J. Marangi	Registered Investment Companies:	8	$5.5 billion	0	$0
	Other Pooled Investment Vehicles:	1	$4.3 million	0	$0
	Other Accounts:	251	$657.2 million	0	$0

Jeffrey J. Jonas	Registered Investment Companies:	3	$3.3 billion	0	$0
	Other Pooled Investment Vehicles:	1	$6.9 million	0	$0
	Other Accounts:	8	$14.2 million	0	$0

Ashish Sinha	Registered Investment Companies:	5	$6.4 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	5	$1.4 million	0	$0

Brian C. Sponheimer	Registered Investment Companies:	2	$3.0 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	8	$2.7 million	0	$0

Hendi Susanto	Registered Investment Companies	8	$6.9 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	23	$16.4 million	0	$0

Simon Wong	Registered Investment Companies	2	$1.88 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	1	$0.3 million	0	$0

*	As of December 31, 2024, there are a of total of 50 registered investment companies in the Fund Complex. Of the 50 registered investment companies, Mr. Gabelli serves as sole portfolio manager of 6, and part of the portfolio management team of 14.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager also has day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. As indicated above, the portfolio managers manage multiple accounts. As a result, these portfolio managers will not be able to devote all of their time to management of the Fund. These portfolio managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote all of his/her attention to the management of only the Fund.

Allocation of Limited Investment Opportunities. As indicated above, the portfolio managers manage accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates. In addition, in the event a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which the manager exercises investment responsibility, or may decide that certain of these funds or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more other accounts.

Selection of Broker-Dealers. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he/she supervise. In addition to providing execution of trades, some brokers and dealers provide the Adviser with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals), the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts. Because of Mr. Gabelli’s position with G.research and his indirect ownership interest in G.research, he may have an incentive to use G.research to execute portfolio transactions for the Fund.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or a portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), a portfolio manager may be motivated to favor certain accounts over others. A portfolio manager also may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence a portfolio manager in affording preferential treatment to those accounts that could most significantly benefit the portfolio manager.

The Adviser and the Fund have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation Structure for Portfolio Managers other than Mario J. Gabelli

The compensation of the portfolio managers for the Fund is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The portfolio managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options and restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective portfolio manager’s compensation) allocable to the Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). The portfolio managers receive similar incentive-based variable compensation for managing other accounts for GAMCO based on gross revenue. The compensation for managing accounts that have a performance based fee will have two components. One component is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of the net performance fee is paid to the portfolio manager.

These methods of compensation are based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GAMI, of quantitative and qualitative performance evaluation criteria.

Compensation Structure for Mario J. Gabelli

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the Firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within GAMI and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Four closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the investment adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of his compensation is based on a percentage of net revenues received by the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GAMI, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Additionally, Mr. Gabelli receives a percentage of net management fees as a relationship manager of accounts managed by affiliates. Mr. Gabelli receives no base salary, no annual bonus, and no stock options. Mr. Gabelli may enter into and has arrangements to defer or waive his compensation.

Ownership of Shares in the Fund

No portfolio manager or Trustee owns shares of the Fund as of the date of this SAI, which is prior to the inception date of the Fund.

The Sub-Administrator

The Adviser has entered into an agreement (the “Sub-Administration Agreement”) with BNYM, which is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Trust’s operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator’s own offices), statistical and research data, data processing services, clerical, accounting, and bookkeeping services, including, but not limited to, the calculation of the NAV per share of the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Board Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Trust shareholders, tax returns, and reports to and filings with the SEC and state “Blue Sky” authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund’s investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Fund’s investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Trust in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds, including the Fund, under its administration managed by the Adviser and its affiliates as follows: 0.0275% - first $10 billion, 0.0125% - exceeding $10 billion but less than $15 billion, 0.01% - over $15 billion but less than $20 billion and 0.008% - over $20 billion. The Sub-Administrator’s fee is paid by the Adviser and will result in no additional expenses to the Fund.

Counsel

Paul Hastings LLP, 200 Park Avenue, New York, New York 10166, serves as the Trust’s legal counsel.

Independent Registered Public Accounting Firm

[●], serves as the Fund’s independent registered public accounting firm. [●] provides audit services and tax return preparation services in connection with the Fund.

Custodian, Transfer Agent, and Dividend Disbursing Agent

The Bank of New York Mellon (“BNYM”), located at 240 Greenwich Street, New York, New York 10286, is the Custodian for the Fund’s cash and securities. BNYM is also the Transfer Agent and performs the shareholder services and acts as the Fund’s transfer agent and dividend disbursing agent. BNYM does not assist in or is responsible for investment decisions involving assets of the Fund.

Distributor

G. distributors, LLC, a Delaware limited liability company and a wholly owned subsidiary of GAMI, having its principal offices located at One Corporate Center, Rye, New York 10580-1422, is the Fund’s distributor (the “Distributor”). G.distributors, LLC, serves as the distributor of shares that have been aggregated into blocks of 5,000 shares or multiples thereof (“Creation Units”) for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund.

The Board has adopted a plan pursuant to Rule 12b-1 for the Fund. However, no Rule 12b-1 plan fee is currently charged to the Fund, and there are no plans in place to impose a Rule 12b-1 plan fee. The plan, if implemented, is designed to benefit the Fund and its shareholders. The plan is expected to, among other things, increase advertising of the Fund, encourage purchases of Fund shares and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the Adviser has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under the plan, the Fund pays the Distributor or others for the expenses of activities that are primarily intended to sell shares of the Fund. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, the Distributor or its affiliates and who provide service or account maintenance to shareholders (service fees), and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are “eligible expenses.” Such payments would be fixed and not based on expenses incurred by the distributor.

In addition to the payments that the distributor or others are entitled to under the plan, the plan also provides that to the extent the Fund, the Adviser or the Distributor or other parties on behalf of the Fund, the Adviser or the Distributor make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plan because of applicable federal law prohibiting certain banks from engaging in the distribution of Fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

The distributor must provide written reports to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the Board with such other information as the Board may reasonably request to enable it to make an informed determination of whether the plan should be continued.

The plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of the plan also are consistent with Rule 12b-1.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as investment adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

The Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable (“best execution”) at a reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to G.research, an affiliate of the Adviser and a broker-dealer member of FINRA; and (2) pay commissions to brokers other than G.research which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Fund or other investment funds managed by the Adviser and its affiliates by brokers, including G.research, as a factor in its selection of brokers or dealers for the Fund’s portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in OTC securities, but the prices of such securities usually include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The Adviser currently serves as investment adviser to a number of investment company clients and private accounts and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts and adviser to other investment companies. It is the policy of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among the Fund and others whose assets they manage in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund’s policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: (i) information as to the availability of securities for purchase or sale; (ii) statistical or factual information or opinions pertaining to investments; (iii) wire services; and (iv) appraisals or evaluations of potential and existing investments.

Research services furnished by brokers or dealers through which the Fund effects security transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser considers the level of services provided.

Investment research obtained by allocations of the Fund’s brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.

The Adviser may also place orders for the purchase or sale of portfolio securities with G.research when it appears that, as an introducing broker or otherwise, G.research can obtain a price, execution, and commission which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted procedures which provide that the commissions paid to G.research on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or it is what G.research charges its most favored customers on similar transactions. Rule 17e-1 under the 1940 Act and the Trust’s procedures contain requirements that the Board, including the Independent Trustees, review such commissions and transactions quarterly and procedures at least annually to determine their continuing appropriateness. The Adviser and G.research are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio trades on the NYSE, G.research controls and monitors the execution of such transactions on the floor of the NYSE through independent “floor brokers” or the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of G.research, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to the G.research. G.research may also effect the Fund’s portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, G.research may directly execute transactions for the Fund on the floor of any exchange, provided: (i) the Fund’s Board has expressly authorized G.research to effect such transactions; and (ii) G.research annually advises the Fund of the aggregate compensation it earned on such transactions.

The Fund did not commence operations as of the fiscal year ended December 31, 2024, and therefore did not pay any brokerage commissions during that period.

BUYING AND SELLING OF SHARES

Information about buying and selling Fund shares is contained in the Fund’s prospectus. The prospectus is available to investors without charge and may be obtained by calling 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com.

DETERMINATION OF NET ASSET VALUE

The NAV is calculated on each business day that the New York Stock Exchange (the “NYSE”) is open. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund’s NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. The NAV of the Fund is computed by dividing the value of the Fund’s net assets, i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued by the total number of shares outstanding at the time the determination is made.

Equity securities listed or traded on a national securities exchange or traded in the U.S. over-the-counter market where trades are reported contemporaneously and for which market quotations are readily available are valued at the last quoted sale or a market’s official closing price at the close of the exchange’s or other market’s regular trading hours, as of or prior to the time and day as of which such value is being determined. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market as determined by the Adviser. If there has been no sale on the day the valuation is made, the securities are valued at the mean of the closing bid and ask prices on the principal market for such security on such day. If no ask prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such security on such day. If no bid or ask prices are quoted on such day, the Fund’s accounting agent will notify the Adviser and the security will be valued based on written or standing instructions from the Adviser.

Initial public offering securities are initially valued at cost. Upon commencement of trading, these securities are valued like any other equity security.

Occasionally, reliable market quotations are not readily available (such as for certain restricted or unlisted securities and private placements) or securities and other assets may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities), or there may be events affecting the value of foreign securities or other securities held by the Fund that occur when regular trading or foreign or other exchanges are closed, but before trading on the NYSE is closed. Securities and other assets for which market quotations are not readily available are fair valued as determined by the Adviser, as the “valuation designee,” as such term is defined in Rule 2a-5(e)(4) under the 1940 Act, pursuant to Fair Value Procedures adopted pursuant to Rule 2a-5 under the 1940 Act. The Board oversees the Adviser in its role as the Valuation Designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipt securities at the close of the relevant U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.

NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The market price of the Fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s market price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The market price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and market price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

Because shares of the Fund may trade at a premium or discount, shareholders may pay more than NAV when they buy shares of the Fund and receive less than NAV when they sell those shares, because the shares are bought and sold at current market prices.

Information regarding how often the shares of the Fund traded on the applicable exchange at a price above (at a premium) or below (at a discount) the NAV of the Fund for the most recently completed calendar year, and the most recently completed calendar quarters since that year, can be found at www.gabelli.com/funds/etfs.

NYSE Closings

The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

ADDITIONAL INFORMATION CONCERNING TAXES

General

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of the Fund’s shares by U.S. persons who hold their shares as capital assets (generally, assets held for investment). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not purport to be complete or to address all aspects of U.S. federal income taxation that may be relevant to investors in light of their particular circumstances. No ruling has been or is expected to be sought from the Internal Revenue Service (“IRS”) or opinion of counsel regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of shares of the Fund, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

The Fund has elected to qualify and intends to continue to qualify on an annual basis as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income from interests in “qualified publicly traded partnerships,” i.e., partnerships that are traded on an established securities market or that are readily tradable on a secondary market (or the substantial equivalent thereof), other than partnerships that derive 90% or more of their gross income from interest, dividends, capital gains, and other traditional permitted mutual fund income and (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers (other than securities of other regulated investment companies) that it controls (by owning at least 20% of such issuer’s outstanding voting securities) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more “qualified publicly traded partnerships.”

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

Although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise, or withholding tax liabilities.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest, and the excess of any net short-term capital gains over net long-term capital losses) and 90% of the Fund’s net tax-exempt income for the taxable year is distributed (or deemed distributed) in that taxable year. Any income or gains retained by the Fund will be subject to regular corporate-level income taxes. In addition, if the Fund were to fail to meet its annual distribution requirement or otherwise fail to qualify as a regulated investment company in any given year, the Fund would be subject to U.S. federal income tax at regular corporate rates on all of its taxable income and gains in that year. There is no assurance that the Fund will make sufficient distributions to eliminate all taxes at the Fund level in all periods.

The Fund will determine either to distribute or to retain for reinvestment all or part of any net long-term capital gains. If any such gains are retained by the Fund, the Fund will be subject to tax on such retained amount. In that event, the Fund expects that it will designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as long-term capital gains, its share of the undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by the Fund against its federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of the Fund by an amount equal to the amount of undistributed capital gains included in such shareholder’s gross income net of such tax.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses for the one year period generally ending on October 31 of the calendar year (unless an election is made by the Fund with a November or December year-end to use the Fund’s fiscal year) and (3) certain ordinary income and net capital gains for previous years that were not previously distributed. To avoid application of the excise tax, the Fund intends to make distributions in accordance with calendar year distribution requirements.

Gains or losses on the sale of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

Certain options, futures contracts, and options on futures contracts are “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”). Also, section 1256 contracts held by the Fund at the end of each taxable year are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Hedging transactions undertaken by the Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, and require the capitalization of interest expense, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, as described below, may be increased or decreased substantially as compared to the Fund that did not engage in such hedging transactions.

Distributions

Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, a distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November, or December of that year, payable to shareholders of record on a date during any such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Except as provided below, distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income. Properly designated distributions attributable to qualified dividends received by the Fund from certain U.S. and non-U.S. corporations are taxable to U.S. shareholders who are individuals at the reduced rate applicable to long-term capital gains, provided that certain holding period and other requirements are met. Properly designated dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitations, be eligible for the dividends received deduction.

Properly designated distributions of net capital gain (which consist of the excess of net long-term capital gains over net short-term capital losses) (“capital gain dividends”), if any, are taxable as long-term capital gain, regardless of how long the shareholder has held its Fund shares, and are not eligible for the dividends received deduction. If the NAV of shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a partial return of invested capital in an economic sense. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital. The Fund may make taxable distributions even during periods in which share price has declined.

If the Fund’s distributions exceed the Fund’s current and accumulated earnings and profits, the excess will be treated as a tax free return of capital to the extent of the shareholder’s basis in its shares (reducing the basis of such shares accordingly). Amounts exceeding the shareholder’s basis will be treated as gain from the sale or exchange of the shares (capital gains, if the shareholder holds his shares as capital assets).

Disposition of Shares

Upon a redemption, sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be capital gain or loss if the shares of capital assets in the shareholder’s hands, and for non-corporate shareholders, long-term capital gain or loss, if the shareholder’s holding period for the shares is more than twelve months. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of Fund dividends) within a sixty-one day period beginning thirty days before and ending thirty days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the redemption, sale, or exchange of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains (including amounts credited as an undistributed capital gain dividend) received by the shareholder with respect to such shares.

If a shareholder (i) incurs a sales load charge in acquiring shares in the Fund and, by reason of incurring such charge or acquiring the shares, acquires the right to acquire shares of one or more regulated investment companies without the payment of a load charge or with the payment of a reduced load charge (a “reinvestment right”), and (ii) disposes of Fund shares before the 91st day after the date on which the shares were acquired and subsequently acquires shares in the Fund or in another regulated investment company before January 31 of the calendar year following the year of such disposition whereby the otherwise applicable load charge is reduced by reason of the reinvestment right, then the original load charge will not be taken into account for the purposes of determining the shareholder’s gain or loss on the disposition (to the extent the original load charge does not exceed the reduction in the subsequent load charge) subject to certain exceptions. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder’s basis in such shares.

Tax on Net Investment Income

Certain U.S. holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% federal tax on all or a portion of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s stock.

Backup Withholding

The Trust generally will be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number, currently at a rate of 24%, or Social Security number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability if timely filings are made to the IRS.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local, and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends distributed to them will be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable), or that distributions may be subject to withholding of U.S. tax at a rate of 30% in the case of certain non-U.S. entities that fail to satisfy applicable reporting and certification requirements regarding their owners and/or account holders. Under proposed Treasury regulations, which may be relied upon by taxpayers until final regulations are published, there is no FATCA withholdings on certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares (See FATCA, below).

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Withholding Taxes

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. The Fund does not expect that it will be eligible to elect to pass through to its shareholders the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid by the Fund with respect to qualifying taxes.

The Foreign Account Tax Compliance Act (“FATCA”)

A 30% withholding tax on the Fund’s distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If required under the rules above, and subject to any applicable intergovernmental agreements, withholding under FATCA applies generally with respect to distributions from the Fund. Under proposed Treasury regulations, which may be relied upon by taxpayers until final Treasury regulations are published, there is no FATCA withholdings on certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax adviser regarding the effect of FATCA based on your individual circumstances.

Special Federal Income Tax Rules

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may, but is not required to, make certain tax elections in order to mitigate the effect of these provisions.

INVESTMENT PERFORMANCE INFORMATION

From time to time, the Fund may quote its performance in advertisements or in reports and other communications to shareholders, computed according to formulas prescribed by the SEC.

The Fund’s performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund’s performance for any specified period in the future. In addition, when considering “average” total return figures for periods longer than one year, it is important to note that the Fund’s annual total returns for any one year in the period might have been greater or less than the average for the entire period. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund’s performance with that of other funds should give consideration to the quality and maturity of the respective investment companies’ portfolio securities.

In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other funds as listed in the rankings prepared by Lipper Inc., Morningstar, Inc., or similar independent services that monitor the performance of funds or other industry or financial publications. It is important to note that the total return figures are based on historical results and are not intended to indicate future performance. Shareholders may make inquiries regarding the Fund’s total return figures to the Distributor.

In its reports, investor communications or advertisements, the Fund may also include: (i) descriptions and updates concerning its strategies and portfolio investments; (ii) its goals, risk factors, and expenses compared with other funds; (iii) analysis of its investments by industry, country, credit quality, and other characteristics; (iv) a discussion of the risk/return continuum relating to different investments; (v) the general biography or work experience of the portfolio manager of the Fund; (vi) portfolio manager commentary or market updates; (vii) discussion of macroeconomic factors affecting the Fund and its investments; and (viii) other information of interest to investors.

In connection with communicating its yield or total return to current or prospective shareholders, the Fund may also compare these figures to the performance of other funds tracked by Fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

DESCRIPTION OF THE FUND’S SHARES

The Trust’s Third Amended and Restated Agreement and Declaration of Trust dated as of February 6, 2025, as amended May 29, 2025 (the “Declaration of Trust”), permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios.

The Board of Trustees of the Trust may appoint separate Trustees with respect to one or more series of the Trust’s shares (the “Series Trustees”). To the extent provided by the Board of Trustees in the appointment of Series Trustees, Series Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such series; and/or (iii) may have no power or authority with respect to any other series.

As authorized by the Declaration of Trust, the Board of Trustees has appointed separate trustees (the “Asset Fund Trustees,” and collectively, the “Asset Fund Board”) to oversee the Asset Fund. The Asset Fund Board has all of the rights, protections, indemnities, immunities, duties, powers, authorities and responsibilities of Trustees under the Declaration of Trust with respect to, but only with respect to the Asset Fund, including the power to appoint additional or successor Asset Fund Trustees. The following discussion with respect to the rights and duties of, and authorities vested in, the Trustees is qualified in its entirety by the foregoing sentence. Any of the Asset Fund Trustees may serve as Trustees of the Trust or any other series of the Trust.

Each share is entitled to one vote with respect to matters upon which it is entitled to vote under the Declaration of Trust and consistent with the requirements of the 1940 Act and the rules thereunder, and each fractional share is entitled to a proportional fractional vote. Shares of all series vote together as a single class, except that if the matter being voted on affects only one or more particular series it will be voted on only by all such affected series, and if a matter affects a particular series differently from other series, that series will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares of the Trust have noncumulative voting rights for the election of Trustees. Under the Declaration of Trust, Trustees of the Trust may be removed by vote of the shareholders.

Information for Shareholders

All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to the Distributor, G.distributors, LLC, One Corporate Center, Rye, New York 10580-1422. For assistance, call 800-GABELLI (800-422-3554) or through the internet at www.gabelli.com.

FINANCIAL STATEMENTS

The Fund has not commenced operations as of the date of this SAI. As a result, no financial information is available.

APPENDIX A

DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY’S INVESTORS SERVICE, INC. (“Moody’s”)

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to very high credit risk.

Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR:	NR is assigned to an unrated issuer, obligation and/or program.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:	Moody’s appends numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

S&P GLOBAL RATINGS (“S&P”)

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

A-1

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C:	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C:	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D:	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR:	This indicates that no rating has been requested or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Description of S&P and Moody’s commercial paper ratings:

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. Capacity for timely payment on issues with an A-2 designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior ability to repay short-term debt obligations, and ordinarily will be evidenced by leading market positions in well-established industries, high rates of return of Funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

A-2

PART C: OTHER INFORMATION

Item 28	Exhibits

(a)	(1)

Third Amended and Restated Declaration of Trust for Gabelli ETFs Trust (the “Registrant”) is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement filed on Form N-1A as filed on April 30, 2025 (Accession No. 0001829126-25-003220) (“Post-Effective Amendment No. 13”).

(a)	(2)	Written Consent and Amendment to the Third Amended and Restated Declaration of Trust is filed herewith.

(b)

By-Laws of the Registrant are incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed on Form N-1A/A as filed on December 28, 2020 (Accession No. 0001387131-20-011758) (“Pre-Effective Amendment No. 2”).

(c)		Instruments Defining Rights of Security Holders are incorporated by reference to the Registrant’s Third Amended and Restated Declaration of Trust filed as exhibit (a)(2) and to the By-Laws of the Registrant filed as exhibit (b).

(d)	(1)	Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, on behalf of Gabelli Growth Innovators ETF, is incorporated by reference to Pre-Effective Amendment No. 2.

	(2)	Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, on behalf of Gabelli Financial Services Opportunities ETF, is incorporated by reference to Pre-Effective Amendment No. 2.

(3)

Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, on behalf of Gabelli Global Equity Income ETF (formerly known as Gabelli Global Small Cap ETF), is incorporated by reference to Pre-Effective Amendment No. 2.

	(4)	Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, on behalf of Gabelli Small & Mid Cap ETF, is incorporated by reference to Pre-Effective Amendment No. 2.

	(5)	Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, on behalf of Gabelli Micro Cap ETF, is incorporated by reference to Pre-Effective Amendment No. 2.

	(6)	Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, on behalf of Gabelli Love Our Planet & People ETF, is incorporated by reference to Pre-Effective Amendment No. 2.

(7)

Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, on behalf of Gabelli Automation ETF (formerly known as Gabelli Asset ETF), is incorporated by reference to Pre-Effective Amendment No. 2.

	(8)	Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, on behalf of Gabelli Commercial Aerospace and Defense ETF (formerly known as Gabelli Equity Income ETF), is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement filed on Form N-1A/A as filed on January 10, 2023 (Accession No. 0001193125-23-005355).

	(9)	Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, on behalf of Gabelli Green Energy ETF, is incorporated by reference to Pre-Effective Amendment No. 2.

(10)

Fee Waiver Agreement between the Registrant and Gabelli Funds, LLC, on behalf the Gabelli Love Our Planet & People ETF, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-1A/A as filed on October 20, 2020 (SEC Accession No. 0001193125-20-272753) (“Pre-Effective Amendment No. 1”).

	(11)	Fee Waiver Agreement between the Registrant and Gabelli Funds, LLC, on behalf the Gabelli Automation ETF (formerly known as Gabelli Asset ETF), is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement filed on Form N-1A/A as filed on April 29, 2022 (SEC Accession No. 0001193125-22-132960) (“Post-Effective Amendment No. 2”).

(12)

Fee Waiver Agreement between the Registrant and Gabelli Funds, LLC, on behalf of the Gabelli Commercial Aerospace and Defense ETF (formerly known as Gabelli Equity Income ETF), is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement filed on Form N-1A/A as filed on March 9, 2023 (SEC Accession No. 0001193125-23-066220) (“Post-Effective Amendment No. 5”).

(13)

Fee Waiver Agreement between the Registrant and Gabelli Funds, LLC, on behalf of the Gabelli Equity Income ETF (formerly known as Gabelli Global Small Cap ETF) is incorporated by reference to Post-Effective Amendment No. 5.

	(14)	Fee Waiver Agreement between the Registrant and Gabelli Funds, LLC, on behalf of Gabelli Financial Services Opportunities ETF is incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement filed on Form N-1A/A as filed on April 29, 2024 (SEC Accession No. 0001829126-24-002880) (“Post-Effective Amendment No. 8”).

	(15)	Fee Waiver Agreement between Registrant and Gabelli Funds, LLC, on behalf of Gabelli Growth Innovators ETF is incorporated by reference to Post-Effective Amendment No. 13.

(e)	(1)	Distribution Agreement between the Registrant and G.distributors, LLC, is incorporated by reference to Pre-Effective Amendment No. 1.

	(2)	Plan of Distribution Pursuant to Rule 12b-1 of the Registrant is incorporated by reference to Pre-Effective Amendment No. 1.

(f)		Not Applicable.

(g)	(1)	Appendix to the Custody Agreement between the Registrant and The Bank of New York Mellon is incorporated by reference to Pre-Effective Amendment No. 1.

	(2)	Amendment to Foreign Custody Manager Agreement between GAMCO Investors, Inc. on behalf of the Registrant and The Bank of New York Mellon, is incorporated by reference to Pre-Effective Amendment No. 1.

(h)	(1)	Transfer Agency and Service Agreement between the Registrant and The Bank of New York Mellon is incorporated by reference to Pre-Effective Amendment No. 1.

	(2)	Amendment to Sub-Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon is incorporated by reference to Pre-Effective Amendment No. 1.

(3)	Authorized Participant Agreement between G.distributors, LLC and the Authorized Participant named therein is incorporated by reference to Pre-Effective Amendment No. 1.

(4)	AP Representative Confidentiality Agreement between the Registrant and the AP Representative named therein is incorporated by reference to Pre-Effective Amendment No. 1.

(5)	Authorized Participant Agreement between G.distributors, LLC and the Authorized Participant named therein with respect to the Financial Services Opportunities ETF is incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement as filed on September 13, 2024 (SEC Accession No. 0001999371-24-011869).

(6)	Authorized Participant Agreement between G.distributors, LLC and the Authorized Participant named therein with respect to the Asset ETF is to be filed by amendment.

(i) (1)	Opinion of Morris, Nichols, Arsht & Tunnell LLP, is incorporated by reference to Pre-Effective Amendment No. 2.

(2)	Opinion of [●] is to be filed by amendment.

(j) (1)	Consent of [●], Independent Registered Public Accounting Firm, is to be filed by amendment.

(2)

Powers of Attorney for John Birch, Anthony S. Colavita, Michael Ferrantino, Leslie F. Foley, Christopher J. Marangi, Michael J. Melarkey, Agnes Mullady, and Salvatore J. Zizza, dated May 29, 2025, are filed herewith.

(3)	Powers of Attorney for James P. Conn, John D. Gabelli, Mario J. Gabelli, Eileen C. Nakamura, Werner J. Roeder, Anthonie C. van Ekris and Salvatore J. Zizza (Trustees of the Gabelli Asset ETF), dated May 29, 2025, are filed herewith.

(4)	Consent of Paul Hastings LLP is filed herewith.

(k)	Not Applicable.

(l)	Subscription Agreement between the Registrant and Gabelli Funds, LLC, is incorporated by reference to Pre-Effective Amendment No. 2.

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Not Applicable.

(p)

Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management, Inc., G.research, LLC, G.distributors, LLC, Gabelli & Partners, LLC, and Gabelli & Company Investment Advisers, Inc., dated August 3, 2023, is incorporated by reference to Post-Effective Amendment No. 8.

Item 29.	Persons Controlled by or Under Common Control with Registrant

None.

Item 30.	Indemnification

To the extent consistent with Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and pursuant to Article VIII of the Registrant’s Amended and Restated Declaration of Trust, Trustees, officers and employees of the Trust will be indemnified to the maximum extent permitted by Delaware law and the 1940 Act.

Reference is made to the provisions of Article VIII of the Registrant’s Amended and Restated Declaration of Trust hereby incorporated by reference (as noted in Item 28(a) above).

Insofar as indemnification of liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Amended and Restated Declaration of Trust, the Investment Advisory Agreements and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act, as amended.

Item 31.	Business and Other Connections of the Investment Adviser

Gabelli Funds, LLC (the “Adviser”) is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other funds.

The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-37706).

Item 32.	Principal Underwriter

	(a)	G.distributors, LLC, (“G.distributors”) currently acts as distributor for Gabelli 787 Fund, Inc., The Gabelli Asset Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., The Gabelli Dividend Growth Fund, Gabelli Equity Series Funds, Inc., GAMCO Global Series Funds, Inc., Gabelli Gold Fund, Inc, The Gabelli Growth Fund, Gabelli International Growth Fund, Inc., Gabelli Investor Funds, Inc., The Gabelli Money Market Funds, The Gabelli SRI Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value 25 Fund Inc., The Gabelli Innovations Trust, The TETON Westwood Funds, and the KEELEY Funds, Inc.

	(b)	The information required by this Item 32 with respect to each director, officer or partner of G.distributors is incorporated by reference to Schedule A of Form BD filed by G.distributors pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-68697).

	(c)	Not Applicable.

Item 33.	Location of Accounts and Records

Information on the physical possession of accounts, books, and other documents is included in the Registrant’s filing on Form N-CEN filed with the Securities and Exchange Commission on March 14, 2025.

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, GABELLI ETFs TRUST, has duly caused this Post-Effective Amendment No. 14 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye and State of New York, on the 27th day of June, 2025.

Gabelli ETFs Trust

By:	/s/ John C. Ball
Name:	John C. Ball
Title:	President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 14 to its Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

Mario J. Gabelli*	Chairman of the Board	June 27, 2025
Mario J. Gabelli	(Gabelli Asset ETF)

/s/ John C. Ball	President, Treasurer	June 27, 2025
John C. Ball	(Principal Executive, Financial and Accounting Officer)

James P. Conn*	Trustee	June 27, 2025
James P. Conn	(Gabelli Asset ETF)

John D. Gabelli*	Trustee	June 27, 2025
John D. Gabelli	(Gabelli Asset ETF)

Eileen C. Nakamura*	Trustee	June 27, 2025
Eileen C. Nakamura	(Gabelli Asset ETF)

Werner J. Roeder*	Trustee	June 27, 2025
Werner J. Roeder	(Gabelli Asset ETF)

Anthonie C. van Ekris*	Trustee	June 27, 2025
Anthonie C. van Ekris	(Gabelli Asset ETF)

Salvatore J. Zizza*	Trustee	June 27, 2025
Salvatore J. Zizza	(Gabelli Asset ETF)

*By:	/s/ John C. Ball
John C. Ball
Attorney-in-fact

Exhibit Index

Exhibit	Caption
(a)(2)	Written Consent and Amendment to the Third Amended and Restated Declaration of Trust.
(j)(2)	Powers of Attorney for John Birch, Anthony S. Colavita, Michael Ferrantino, Leslie F. Foley, Christopher J. Marangi, Michael J. Melarkey, Agnes Mullady, and Salvatore J. Zizza.
(j)(3)	Powers of Attorney for James P. Conn, John D. Gabelli, Mario J. Gabelli, Eileen C. Nakamura, Werner J. Roeder, Anthonie C. van Ekris and Salvatore J. Zizza (Trustees of the Gabelli Asset ETF).
(j)(4)	Consent of Paul Hastings LLP.